UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

TRAWS PHARMA, INC.

(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To be held on July 8, 2026
Dear Stockholder,
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Traws Pharma, Inc. (the “Company”) will be held at 9:00 a.m. Eastern Time on Wednesday, July 8, 2026. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders, regardless of location. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRAW2026, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about the Annual Meeting beginning on the second page of the accompanying Proxy Statement. The purposes of the Annual Meeting are as follows:
1.
To elect seven directors, each to hold office until our 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

2.
To consider and vote upon an amendment of the Company’s 2021 Incentive Compensation Plan, as amended and restated, to increase the number of shares of common stock available for issuance by 2,000,000 and make certain other administrative changes;

3.
To consider and vote upon the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

4.
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon exercise of those Series B Warrants and Series C Warrants to purchase shares of our common stock issued to certain investors pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on April 15, 2026;

5.
To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The above matters are more fully discussed in the proxy statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Annual Meeting.
Our Board of Directors (“Board”) has approved each of the foregoing proposals and recommends that you vote “For” each of the director nominees included in the accompanying Proxy Statement and “For” each of the other proposals.

Our Board has fixed the close of business on May 18, 2026 (the “Record Date”) as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of our stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours for a period of 10 days prior to the Annual Meeting.
We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission. We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about May 29, 2026, we are mailing a one- page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Annual Meeting, which contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and Amendment No. 1 to the Annual Report, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.
We cordially invite you to virtually attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your shares are represented at the Annual Meeting, we urge you to vote your shares promptly by proxy over the Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided.
We encourage you to do so even if you plan to attend the Annual Meeting virtually. This will not limit your right to virtually attend or vote at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 8, 2026. This Notice, the accompanying Proxy Statement, our Annual Report and Amendment No. 1 thereto will be available on or about May 29, 2026 on our website at www.trawspharma.com.
By order of the Board of Directors,
/s/ Iain Dukes

Iain Dukes
Chief Executive Officer
Newtown, PA
May  29, 2026

GENERAL INFORMATION	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 APPROVAL OF AN AMENMDENT OF THE 2021 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY 2,000,000 AND MAKE CERTAIN OTHER ADMINISTRATIVE CHANGES	21
PROPOSAL NO. 3 RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	32
PROPOSAL NO. 4 APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON EXERCISE OF THOSE SERIES B WARRANTS AND SERIES C WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK ISSUED TO CERTAIN INVESTORS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)	34
PROPOSAL NO. 5 APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTES	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	43
EXECUTIVE COMPENSATION	45
PAY VERSUS PERFORMANCE	50
OTHER MATTERS	54
APPENDIX A	A-1

i

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 8, 2026
GENERAL INFORMATION
This Proxy Statement is furnished to stockholders of Traws Pharma, Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors (“Board”) of proxies for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 9:00 a.m. Eastern Time on Wednesday, July 8, 2026, at a virtual location. We have adopted a virtual format for our Annual Meeting to provide a healthy, consistent, and convenient experience to all stockholders, regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRAW2026, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about the Annual Meeting starting on page 3 of this Proxy Statement.
At the Annual Meeting, stockholders will be asked to consider and vote upon:
1.
The election of seven directors, each to hold office until our 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

2.
A proposal to adopt and approve an amendment of the Company’s 2021 Incentive Compensation Plan, as amended and restated, to increase the number of shares of common stock available for issuance by 2,000,000 and make certain other administrative changes;

3.
The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

4.
A proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon exercise of those Series B Warrants and Series C Warrants to purchase shares of our common stock issued to certain investors (the “Series Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on April 15, 2026 (the “Securities Purchase Agreement”);

5.
A proposal to approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

6.
Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board has approved each of the foregoing proposals and recommends that you vote “For” each of the director nominees included in the accompanying Proxy Statement and “For” each of the other proposals.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission (the “SEC”). We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about May 29, 2026, we are mailing a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Annual Meeting, which contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and Amendment No. 1 to the Annual Report, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.
Your vote is important. Whether or not you expect to virtually attend the Annual Meeting, please review this Proxy Statement and vote by Internet or telephone by following the instructions included on the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card, as applicable, that you received in the mail or, if you received a printed copy of our Proxy Materials, sign, date and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Annual Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker. This proxy statement is dated May 29, 2026 and is first being made available to stockholders on or about May 29, 2026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following section provides answers to frequently asked questions about the Annual Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire Proxy Statement, including the information incorporated herein by reference.
When and where will the Annual Meeting take place?
We will be hosting the Annual Meeting via live webcast only. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TRAW2026 on Wednesday, July 8, 2026 at 9:00  a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on May 18, 2026, you are welcome to attend the Annual Meeting. Stockholders may vote and submit questions while attending the Annual Meeting online. The webcast will open 15 minutes before the start of the Annual Meeting. In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or proxy card, as applicable, you received in the mail if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of common stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/TRAW2026. Information on how to vote online at the virtual Annual Meeting is discussed below.
Why am I receiving these Proxy Materials?
As permitted by rules adopted by the SEC, we are making this Proxy Statement, our Annual Report and Amendment No. 1 thereto (collectively, the “Proxy Materials”) available to our stockholders electronically via the Internet. The Notice containing instructions on how to access the Proxy Materials and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about May 29, 2026.
If you received a Notice by mail, you will not receive a printed copy of the Proxy Materials unless specifically requested. If you received a Notice by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice you received.
We are sending you the Notice because our Board is soliciting your proxy to vote at the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may follow the instructions on the Notice to vote by Internet, phone or mail.
Who is soliciting my vote?
Our Board is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on May 18, 2026 (the “Record Date”).
How many votes can be cast by all stockholders?
There were 15,150,669 shares of our common stock outstanding on the Record Date, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each outstanding share of our common stock is entitled to one vote on each matter considered at the Annual Meeting.
On the Record Date, there were also 6,737 shares of our Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) issued and outstanding; however, the outstanding shares of our Series C Preferred Stock are not entitled to vote on the matters being considered at the Annual Meeting.

How do I vote?
If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, we are sending the Notice or Proxy Materials, as applicable, directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your completed proxy card (if you received a printed copy of our Proxy Materials) or by submitting your vote during the Annual Meeting, as follows:
•
Over the Internet:   To vote over the Internet, please follow the instructions on the Notice or proxy card that you received in the mail for submitting your proxy electronically. If you vote over the Internet, you do not need to vote your proxy by telephone or by mail. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy no later than 11:59 p.m. Eastern Time on July 7, 2026 for your proxy to be valid and your vote to count.

•
By Telephone:   To vote by telephone, please follow the instructions on the Notice or proxy card that you received in the mail. If you vote by telephone, you do not need to vote your proxy over the Internet or by mail. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy no later than 11:59 p.m. Eastern Time on July 7, 2026 for your proxy to be valid and your vote to count.

•
By Mail:   To vote by mail, you must sign and date the proxy card you received in the mail, if applicable, and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received no later than the time the polls close on July 8, 2026 for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

•
At the Annual Meeting:   To vote during the Annual Meeting, attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRAW2026, where stockholders may vote and submit questions during the Annual Meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and vote online during the Annual Meeting, including how to demonstrate your stock ownership, are posted at www.proxyvote.com.

If your shares are held in “street name,” meaning your shares are held in an account at a bank, brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Annual Meeting. You should receive a proxy card and voting instructions with the proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with the proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
How do I change my vote?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:
1.
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.
Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.
Attend the Annual Meeting and vote as instructed above. Attending the Annual Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the Annual Meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Annual Meeting.
How is a quorum reached?
Our Amended and Restated Bylaws (the “Bylaws”) provide that 33 1∕3% of the shares entitled to vote, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Under the General Corporation Law of the State of Delaware (“DGCL”), shares that are voted “abstain” or “withheld” and “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.
What proposals will be voted on at the Annual Meeting?
There are five proposals scheduled to be voted on at the meeting:
•
Proposal No. 1 — The election of seven directors, each to hold office until our 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

•
Proposal No. 2 — Approval and adoption of an amendment to the Company’s 2021 Incentive Compensation Plan, as amended and restated (the “2021 Plan”), to increase the number of shares of common stock available for issuance by 2,000,000 and make certain other administrative changes;

•
Proposal No. 3 — Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•
Proposal No. 4 — Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock upon exercise of those Series B Warrants and Series C Warrants to purchase shares of our common stock issued to the Series Investors pursuant to the Securities Purchase Agreement; and

•
Proposal No. 5 — Approval, if necessary or appropriate, of the adjournment of the Annual Meeting, to continue to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

What vote is required to approve each proposal at the Annual Meeting?
For the election of directors, you may vote “for all” nominees, “withhold all” for all nominees, or “for all except” those nominees that you specify. On each of the other proposals being presented for stockholder approval at the Annual Meeting, you may vote “for,” “against” or “abstain” such proposal. Under our Bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except as otherwise provided by applicable law, the rules of any stock exchange upon which our securities are listed, or by our Tenth Amended and Restated Certificate of Incorporation, as amended (our “Charter”), or Bylaws.
•
Proposal No. 1 — Directors are elected by the plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of affirmative (“For”) votes (among votes properly cast virtually or by proxy) will be elected as directors. Broker non-votes (if any) and “withhold” votes will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 2 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for the approval of Proposal No. 2. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
•
Proposal No. 3 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for the approval of Proposal No. 3. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 4 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for the approval of Proposal No. 4. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 5 — If a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for the approval of Proposal No. 5. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Do I have dissenters’ or appraisal rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.
How are votes counted?
If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by completing and returning your proxy card or by voting during the Annual Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.
If you provide specific instructions with regard to a proposal, your shares will be voted as you instruct on such proposal. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“For” each of the director nominees and “For” Proposal Nos. 2, 3, 4 and 5, and in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting).
What is a “broker non-vote” and how are they counted?
A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Annual Meeting will be deemed present at our Annual Meeting for purposes of determining whether the necessary quorum exists to proceed with the Annual Meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that Proposal Nos. 1, 2, and 4 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.

We believe that under applicable rules, Proposal Nos. 3 and 5 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposal Nos. 3 and 5 are treated as routine matters, as expected, we do not expect to receive any broker non-votes with respect to Proposal Nos. 3 and 5.
For each of the proposals, broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal.
How are abstentions counted?
If your vote indicates an abstention from voting on a proposal, such abstention will not be counted as a vote cast on the matter and will have no effect on the outcome of the proposal. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will still be counted for the purpose of determining the presence of a quorum.
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board.
What should I do if I receive more than one Notice and/or set of Proxy Materials?
If you receive more than one Notice and/or set of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice or proxy card you receive to ensure that all of your shares are voted.
How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote “For” each of the director nominees included in this Proxy Statement and “For” each of Proposal Nos. 2, 3, 4 and 5.
Who pays the cost for soliciting proxies?
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will report the final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Pursuant to our Bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.
Our Board currently consists of seven directors. Our Board has nominated the seven individuals listed in the table below for election as directors with terms expiring at our 2027 Annual Meeting of Stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election of each of the director nominees listed below as directors, each to hold office until the 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board.
All of our directors bring to our Board executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director, given our business and structure.
Name	Age	Position(s) with Traws Pharma, Inc.	Served as Director From
Iain Dukes, D. Phil.	67	Director, Chief Executive Officer and Secretary	2024
Jack E. Stover	73	Chairman	2016
Werner Cautreels, Ph.D.	73	Director	2024
Nikolay Savchuk, Ph.D.	57	Director and Chief Operating Officer	2024
Trafford Clarke, Ph.D.	68	Director	2022
M. Teresa Shoemaker	65	Director	2020
John Leaman, M.D.	53	Director	2025
Iain Dukes, D. Phil.   Dr. Dukes has served as a member of our Board of Directors since April 1, 2024, and previously served as Executive Chairman of the Company from April 1, 2024 to April 15, 2025. Dr. Dukes has served as our Chief Executive Officer since October 1, 2025, prior to which he served as our Interim Chief Executive Officer commencing as of April 1, 2025. Dr. Dukes is a Venture Partner at OrbiMed Advisors LLC, a global investment firm, which he joined in August 2016. He has also served in a consulting role as Chief Executive Officer and as Chairman of Lomond Therapeutics Holdings, Inc. (“Lomond”) since November 1, 2024 (prior to which, commencing in January 2020, he served as Chairman of Lomond Therapeutics, Inc., which became a wholly owned subsidiary of Lomond through a merger on November 1, 2024), as the Executive Chair of Angiex Inc. since February 2020, the Chief Executive Officer and Chairman of Eilean Therapeutics LLC since July 2022 and President of Dinas Therapeutics, Inc. since March 2022. In September 2017, Dr. Dukes co-founded Kartos Therapeutics, Inc., and he currently serves as its President and as a member of its board of directors. Dr. Dukes also co-founded Telios Pharmaceuticals, Inc., where he serves as President. From February 2019 to December 2024, Dr. Dukes served as the Chief Executive Officer of Viriom Inc. He also served on the board of directors of Ikena Oncology, Inc. from November 2016 until July 2025. In June 2018, Dr. Dukes co-founded Theseus Pharmaceuticals, Inc., where he served as chairman and director until its acquisition by Concentra Biosciences, LLC in April 2024. Dr. Dukes previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories. Prior to joining Merck, Dr. Dukes was Vice President of External Research & Development at Amgen, Inc. He has also served as President and Chief Executive Officer, as well as a member of the Board of Directors of Essentialis Therapeutics, a clinical stage biotechnology company focused on the treatment of rare metabolic diseases. Previously, Dr. Dukes was Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel

Drug Discovery Group. From October 2017 to July 2020, Dr. Dukes was a board member and Chairman of KaNDy Therapeutics, which was acquired by Bayer AG in September 2020. From January 2020 to June 2020, Dr. Dukes served as supervisory board member of Themis BioScience GmbH, until it was acquired by Merck & Co. Dr. Dukes currently serves on the boards of directors of NeRRe Therapeutics, Rathlin Therapeutics Limited, Clywedog Therapeutics, Inc. and ENYO Therapeutics. Since August 2016, Dr. Dukes has also served as chairman of the board of directors of Iovance Biotherapeutics Inc. (NASDAQ: IOVA). He previously served on the board of directors of ReViral Limited until its acquisition by Pfizer Inc. in June 2022. Dr. Dukes holds Master of Jurisprudence and Doctor of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath.
Our Board believes that Dr. Dukes’ experience holding an executive role at the Company and senior leadership positions in the pharmaceutical industry, as well as his specific skills, developing, financing and managing organizations in the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of the Company.
Jack E. Stover.   Mr. Stover has served as a member of our Board of Directors since May 2016, and as Chairman of our Board of Directors since April 15, 2025. From May 2016 to March 2024, he served as a member of the Board of Directors, Chairman of the Audit Committee and a member of the Compensation Committee of Onconova Therapeutics, Inc. (formerly Nasdaq: ONTX) which merged with Trawsfynydd Therapeutics, Inc., to become Traws in March 2024. From March 2021 until July 2025, Mr. Stover served as Chief Executive Officer and as a director of NorthView Acquisition Corp. (“NVAC”) (NASDAQ: NVAC), a special purpose acquisition company, and NorthView Sponsor I LLC, and in July 2025 NVAC merged into Profusa, Inc. (NASDAQ: PFSA) (“Profusa”), a digital health company developing tissue integrated biosensors. Since July 2025, he has served as a member of the Board of Directors of Profusa.. From June 2022 until November 2022, when he resigned, Mr. Stover served as a director and Chairman of the Audit Committee of PharmaCyte Biotech (NASDAQ: PMCB) a biotech company developing cell-based therapies for cancer and diabetes. Mr. Stover has also been a member of the Board of Directors of Stero Therapeutics, Inc., a privately-held small molecule biopharma development company since February 2024. From December 2015 until June 2016, Mr. Stover served as Interim President and Chief Executive Officer of Interpace Diagnostics Group, Inc. (“Interpace”) (OTC: IDXG) ), a molecular diagnostics company focused principally on pancreatic and thyroid cancer and served on the Board of Directors of Interpace and as Chairman of Interpace’s Audit Committee from August 2005 until December 2015. From June 2016 until December 2020, Mr. Stover served as President, Chief Executive Officer and Director of Interpace, which changed its name to Interpace Biosciences, Inc. in 2019. From 2004 to 2008, Mr. Stover served as Chief Executive Officer, President and as a director of Antares Pharma, Inc., a publicly held specialty pharmaceutical and device company then listed on the American Stock Exchange and subsequently Nasdaq. In addition to other relevant experience, Mr. Stover has previously served as Chief Operating Officer and Chief Financial Officer of various public and private companies and was also formerly a partner with PricewaterhouseCoopers (then Coopers and Lybrand), working in the bioscience industry division in New Jersey. Mr. Stover received his B.A. in Accounting from Lehigh University and is a Certified Public Accountant.
Our Board believes that Mr. Stover’s experience holding senior leadership positions in the life sciences industry, his specific experience and skills in the areas of general operations, and financial operations and administration, and his extensive experience in accounting and as an audit committee member and chair of various public companies in the life sciences industry, provide him with the qualifications and skills to serve as a director of the Company.
Werner Cautreels, Ph.D.   Dr. Cautreels has served as a member of our Board of Directors since April 1, 2024 and served as Chief Executive Officer of the Company from April 1, 2024 to March 31, 2025. Dr. Cautreels is a highly accomplished biopharmaceutical executive with a core emphasis in research and development in various therapeutic areas, who brings a deep understanding of clinical and regulatory strategy. During his 40-year plus career, his work has touched on cardiovascular, autoimmune, oncology, rare disease, and vaccines. Dr. Cautreels served as President and Chief Executive Officer of Selecta Biosciences from July 2010 until 2018. Prior to Selecta Biosciences, Dr. Cautreels served as Global Chief Executive Officer of Solvay Pharmaceuticals until it was acquired by Abbott Laboratories in 2010. Prior to joining Solvay, he worked at Sanofi, Sterling Winthrop and Nycomed-Amersham in a variety of research and development management positions in Europe and the United States. Dr. Cautreels also served as a Director of Innogenetics NV (Gent, Belgium) and of Arqule Inc. (Woburn, Massachusetts). Until April 2019, Dr. Cautreels served as a Director and as Chair of the Audit Committee of Galapagos NV (Mechelen, Belgium). Dr. Cautreels currently serves on the board of directors of Third Pole Therapeutics, a privately held company developing critical life-sustaining therapies for people living with cardiopulmonary and infectious diseases, and on the advisory board of Thuja Capital, an early-stage venture capital firm. Dr. Cautreels also currently serves as Chief Executive Officer of Cristal Therapeutics (Maastricht, The Netherlands) and Chairman of MRM Health (Gent, Belgium). Dr. Cautreels has a Ph.D. in chemistry from the University of Antwerp, Belgium, and an Executive M.B.A. from Harvard Business School.
Our Board believes that Dr. Cautreels’ experience holding senior leadership positions in the pharmaceutical industry, and his specifically as the Company’s prior Chief Executive Officer and as a prior Chief Executive Officer for other companies in the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of the Company.
Nikolay Savchuk, Ph.D.   Dr. Savchuk has served as a director and Chief Operating Officer of the Company since April 1, 2024. He also currently serves as President and Chief Operating Officer and as a member of the board of directors of Lomond, roles he assumed on November 1, 2024. Prior to that, beginning in January 2020, Dr. Savchuk served as director of Lomond Therapeutics, Inc., which became a wholly owned subsidiary of Lomond through a merger completed on November 1, 2024. Dr. Savchuk has been a Managing Director and Founder at Torrey Pines Investment LLC, an investment firm, since November 2002. Since March 2019, he has been a Member at i2020 Accelerator, which is an accelerator program backed by Torrey Pines Investment. He has also served as the Chief Executive Officer and director of Clywedog Therapeutics, Inc. since December 2020. Dr. Savchuk has served as Chief Operating Officer and President of Eilean Therapeutics, LLC since September 2022, as President and Chief Executive Officer of Eil Therapeutics, Inc. since February 2020, as President and Chief Executive Officer of Bala Therapeutics, Inc. since June 2018, as and Chief Executive Officer of Dinas Therapeutics, Inc. since March 2022. In addition, since October 2018, he has been a Founder and Managing General Partner at Teal Ventures, a venture capital fund. Since November 2015, he has been the Chairman of the board of directors of Viriom Inc., a private biotechnology company. He has been the Chairman of the board of directors at ChemDiv, Inc. since November 2013, and he served as Chief Executive Officer at such company from April 2008 to January 2022. Dr. Savchuk holds a Masters of Science degree in Physics and a Ph.D. in Applied Mathematics, each from the Moscow Institute of Physics and Technology.
Our Board believes that Dr. Savchuk’s experience in biotech investments, drug development and operations provide him with the qualifications and skills to serve as a director of the Company.
Trafford Clarke, Ph.D.   Dr. Clarke was appointed to serve as a member of our Board of Directors in December 2022. Dr. Clarke held roles of increasing responsibility in drug development and management at Eli Lilly for 31 years from 1986 until May 2017. Most recently, he served as a Managing Director and UK Research and Development Site Head. While at Eli Lilly, he served as a board member for Eli Lilly and Company Ltd. UK and on the Innovation Board of the Association of the British Pharmaceutical Industry and the European Federation of Pharmaceutical Industries Research Directors group. Dr. Clarke currently serves on the board of the non-profit Barrier Islands Free Medical Clinic. Dr. Clarke has a Ph.D. in organic chemistry from Imperial College, London and a Bachelor of Science in organic chemistry from University of Liverpool.
Our Board believes that Dr. Clarke’s experience holding senior leadership positions in the pharmaceutical industry and his specific skills, developing and managing organizations in the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of the Company.
M. Teresa Shoemaker.   Ms. Shoemaker has served as a member of our Board of Directors since April 2020. Ms. Shoemaker served as the President and Chief Executive Officer of Medexus Pharmaceuticals, Inc. (“Medexus”) from October 2018 to May 2020. Prior to joining Medexus, she served as President and Chief Executive Officer and as a board member of Medac Pharma, Inc. from its inception in June 2012 until its acquisition by Medexus in October 2018. Ms. Shoemaker led the development and regulatory approval of a product candidate for the treatment of rheumatoid arthritis and developed the commercial strategy that enabled a successful U.S. launch. Previously, Ms. Shoemaker served as Principal and Co-Founder of BioPharm Strategic Solutions from 2010 to 2012. From October 2009 to July 2010, she served as Vice President of Sales at InterMune, Inc., where she built and led the commercial organization, recruiting and scaling a national sales team and establishing foundational go-to-market strategies. From 2002 to 2008, Ms. Shoemaker served as National Sales Director and then Sr. Director US Commercial Operations for Pharmion Corporation (“Pharmion”). Ms. Shoemaker led the U.S. launch of a first-in-class therapy for the treatment of myelodysplastic syndromes (MDS). In 2008, when Celgene Corporation acquired Pharmion, Ms. Shoemaker remained as Executive Director of Strategic Commercial Operations working as part of the executive transition team until 2009. Ms. Shoemaker began her career at DuPont Pharmaceuticals, which was acquired by Bristol Myers Squibb in 2000, where she held a number of sales and marketing leadership positions. Ms. Shoemaker holds B.S. degrees in Communication Science and Psychology from Missouri State University, and a M.S. degree in Communication Science and Disorders from University of Central Missouri.
Our Board believes that Ms. Shoemaker’s experience holding senior leadership positions in the life sciences industry and her specific skills, developing and managing commercial organizations in the life sciences industry, provide her with the qualifications and skills to serve as a director of the Company.
John Leaman, M.D.   Dr. Leaman was appointed as an independent director of our Board on October 1, 2025, and also serves as a member of our audit committee and compensation committee. Dr. Leaman currently serves as Chief Financial Officer of Cellarity, Inc., a role he has held since March 2023. During his time at Cellarity, he has helped oversee the close of a large pharma partnership, as well as led the company’s Series D crossover financing. Prior to joining Cellarity, from June 2019 to February 2023, Dr. Leaman served as Chief Financial & Business Officer of Impel Pharmaceuticals, where he helped lead its IPO in April 2021. From October 2017 to March 2019, Dr. Leaman served as the Chief Financial & Business Officer and Head of Corporate Development at Selecta Biosciences Inc. From June 2016 to September 2017, he served as Head of Corporate Development at InfaCare Pharmaceutical Corp., a specialty pharmaceutical company, until it was acquired by Mallinckrodt plc. in September 2017. From August 2014 to March 2016, Dr. Leaman was the Chief Financial & Business Officer of Medgenics Inc. He also previously held senior roles at Shire plc. and Devon Park Bioventures, a venture capital fund targeting investments in therapeutics companies, and began his career serving a range of life sciences companies as an Associate Principal at McKinsey & Company. He received an M.D. from the Perelman School of Medicine at the University of Pennsylvania, an M.B.A. from the Wharton School at the University of Pennsylvania, a B.A. in psychology, philosophy and physiology from Oriel College, University of Oxford while completing a Rhodes Scholarship, and a B.S. in biology from Elizabethtown College.
Our Board believes that Mr. Leaman’s experience holding senior leadership positions in public and private companies in the life sciences and biopharmaceutical industry, as well as his experience with capital raising transactions and partnering with large pharmaceutical companies, provide him with the qualifications and skills to serve as a director of the Company.
Executive Officers
The following table sets forth certain information regarding our current executive officers.
Name	Age	Position(s) with Traws Pharma, Inc.
Iain Dukes, D. Phil.	67	Chief Executive Officer, Secretary and Director
Charles Parker	45	Chief Financial Officer
Nikolay Savchuk, Ph.D.	57	Chief Operating Officer and Director
C. David Pauza, Ph.D.	72	Chief Science Officer, Virology
Robert R. Redfield, M.D.	74	Chief Medical Officer
Victor Moyo, M.D.	58	Chief Medical Officer, Oncology
Iain Dukes, D. Phil.   Please see Dr. Dukes’ biography under the section entitled “Directors,” above.
Charles Parker.   Mr. Parker has served as Chief Financial Officer of the Company, on a consulting basis, since October 1, 2025, prior to which he served as our Interim Chief Financial Officer, also on a consulting basis, from July 3, 2025 to September 30, 2025. Mr. Parker is an experienced finance executive with over two decades of experience working with publicly traded biopharma companies and private equity organizations. In May 2025, Mr. Parker began serving as a Director at Stout Risius Ross, LLC, a global advisory firm specializing in corporate finance and accounting services, which has provided supporting finance and accounting related services to the Company since 2024 and through which he provides Chief Financial Officer services to us. Prior to joining Stout, from November 2021 to May 2025, Mr. Parker worked as a consultant for LS Associates, where he provided consulting chief financial officer and other finance and accounting related services to various companies on an interim basis, including without limitation, to Pristine Surgical, LLC, ROM Technologies, Inc., Cantana Bio, and Zogenix, Inc. (Nasdaq: ZGNX). From January 2021 to November 2021, he served as Controller of Dascena, Inc. Mr. Parker has significant experience in public accounting, having worked at BDO USA, LLP for five years and at Parker, Parker and Associates, PLC for five and a half years. Over the course of his career, he has worked with domestic and international small and mid-cap public and private organizations on numerous IPOs, mergers and acquisitions and financings, including more than $700 million in capital raises and multi-million dollar debt restructurings. Mr. Parker holds a B.S. in Accounting from the Lipscomb University.
Nikolay Savchuk, Ph.D.   Please see Dr. Savchuk’s biography under the section entitled “Directors,” above.
C. David Pauza, Ph.D.   Dr. Pauza has served as Chief Science Officer, Virology of the Company since April 1, 2024. From 2021 to 2024, Dr. Pauza served as Chief Science Officer of both Trawsfynydd Therapeutics, Inc. (“Trawsfynydd”) and Viriom, Inc. Dr. Pauza previously served as Chief Science Officer of American Gene Technologies International, Inc. from 2016 to 2021, where he led development of a cell and gene therapy for HIV disease and developed a robust intellectual property portfolio in cancer and infectious diseases. Before joining the biotechnology industry, Dr. Pauza had a 35-year career in academic research at the University of Maryland, Baltimore. Dr. Pauza obtained his B.A. from San Jose State University, his Ph.D. from University of California, Berkeley and his Post Doctorate from the Medical Research Counsel, United Kingdom.
Robert Redfield, M.D.   Dr. Redfield has served as Chief Medical Officer of the Company since April 1, 2024. From 2021 to 2023, Dr. Redfield served as Senior Public Health Advisor to Governor Hogan and the State of Maryland. Dr. Redfield previously served as Director of the U.S. Centers for Disease Control and Prevention from 2018 to 2021 and Senior Strategic Advisor at Pasaca Capital Inc. from 2021 to 2022. Currently, Dr. Redfield is the President and Chief Executive Officer of R3 Enterprises and Consulting, a role he has held since 2021; the Co-Founder and President of Prevention, Diagnosis, Treatment Inc. (PDTi), a role he has held since 2021; and a practicing physician with Greater Baltimore Medical Center (GBMC) Health Partners, a role he has held since 2022. Dr. Redfield is also a director and strategic advisor at Viriom, Inc.
Dr. Redfield has been a public health leader actively engaged in clinical research and clinical care of chronic human viral infections and infectious diseases, especially HIV, for more than 30 years. He served as the founding director of the Department of Retroviral Research within the U.S. Military’s HIV Research Program, and retired after 20 years of service in the U.S. Army Medical Corps. Following his military service, he co-founded the University of Maryland’s Institute of Human Virology and served as the Chief of Infectious Diseases and Vice Chair of Medicine at the University of Maryland School of Medicine. Dr. Redfield obtained his B.S. and M.D. from Georgetown University.
Victor Moyo, M.D.   Dr. Moyo has served as the Company’s Chief Medical Officer, Oncology since April 12, 2024. Dr. Moyo joined the Company in June 2023 as Consulting Chief Medical Officer and transitioned to Chief Medical Officer in October 2023. Dr. Moyo is a highly experienced physician researcher and drug developer, with approximately 30 years of clinical research experience, including 19 years in the pharmaceutical industry. He has held a variety of senior leadership positions with responsibility for a number of clinical development plans, IND filings, NDA filings, post-market development plans, notably including his work on Onivyde® for metastatic pancreatic cancer, epoetin alpha trial in myelodysplastic syndrome. He is also a named inventor on numerous granted patents and patent applications. From May 2022 to October 2023, Dr. Moyo served as Chief Medical Officer of OncoPep, Inc. From January 2019 to May 2022, he served as Executive Vice-President, Chief Medical Officer and Head of R&D at L.E.A.F. Pharmaceuticals, where he served as Senior Vice President R&D and Chief Medical Officer from January 2016 to

January 2019. Prior to that, he held various leadership roles as a Vice President Clinical Investigations or Medical Director at Merrimack Pharmaceuticals and the Centocor Ortho Biotech Services, LLC division of Johnson & Johnson. Dr. Moyo earned his M.D. from the University of Zimbabwe. Following his move to the U.S., he went on to complete his internship and residency in Internal Medicine at the George Washington School of Medicine and Health Sciences and his fellowship in Hematology and Oncology at the Johns Hopkins University School of Medicine.
Family Relationships
There are no family relationships between or among our directors or executive officers.
Arrangements and Understandings with our Officers and Directors
On April 1, 2024, we completed the acquisition of Trawsfynydd in accordance with the terms of an Agreement and Plan of Merger, dated April 1, 2024 (the “Merger Agreement”), by and among the Company, Traws Merger Sub I, Inc., Traws Merger Sub II, LLC, and Trawsfynydd. Pursuant to the Merger Agreement, on April 1, 2024, effective immediately upon closing of the acquisition, our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, (i) accepted the resignations of Dr. Steven M. Fruchtman, Peter Atadja, Jerome Groopman and Viren Mehta from the Board of Directors; (ii) accepted the resignations of Dr. Steven M. Fruchtman and Mark Guerin from their roles of Chief Executive Officer of the Company and Chief Operating Officer of the Company, respectively; (iii) appointed Iain Dukes as a director and Executive Chairman of the Company, Nikolay Savchuk as a director of the Company, and Werner Cautreels as a director of the Company; and (iv) appointed Werner Cautreels as the Company’s Chief Executive Officer and Nikolay Savchuk as the Company’s Chief Operating Officer. Dr. Steven M. Fruchtman remained as the President of the Company and was appointed Chief Scientific Officer, Oncology and Mark Guerin remained as the Chief Financial Officer of the Company.
Except as discussed above, there are no arrangements or understandings between any two or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and to our knowledge there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current members of our Board of Directors. To our knowledge, there are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.
Legal Proceedings
To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (iv) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (“SEC”) or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Director Compensation
The following table summarizes compensation paid to our non-employee directors in the fiscal year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Jack E. Stover(3)	196,500	14,346	130,041	—	340,887
M. Teresa Shoemaker	71,500	14,346	130,041	—	215,887
Trafford Clarke, Ph.D.	69,500	14,346	130,041	—	213,887
Werner Cautreels, Ph.D.(4)	45,000	11,356	118,081	—	174,437
John Leaman, MD(5)	13,125	9,455	65,153	—	87,733

(1)
The amounts shown represent the aggregate grant date fair value related to the grant of non-qualified stock options and/or RSUs to our non-employee directors during fiscal 2025, calculated in accordance with FASB ASC Topic 718. These stock options and RSUs vest on the first anniversary of the grant, and the stock options expire ten years after the grant date and are subject to the director’s continued service. Additional information concerning our financial reporting of stock options is presented in Note 8 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)
As of December 31, 2025, the aggregate number of outstanding stock option awards held by each non-employee director was: Mr. Stover — 94,214; Dr. Clarke — 81,598; Ms. Shoemaker — 80,777; and Dr. Cautreels — 54,026. As of December 31, 2025, the aggregate number of stock appreciation rights held by each non-employee director was: Ms. Shoemaker — 334; and Mr. Stover — 334. As of December 31, 2025, the aggregate number of RSUs held by each non-employee director was: Dr. Clarke — 6,157; Ms. Shoemaker — 6,157; Dr. Cautreels — 10,874; and Mr. Stover — 6,157.

(3)
Mr. Stover was appointed as Chairman of the Board on April 15, 2025. In connection with his appointment as Chairman, the Board approved the payment of an aggregate of $120,000 in cash for services to be rendered as Chairman during the period from April 15, 2025 through December 31, 2025.

(4)
Dr. Cautreels retired and resigned from his role as Chief Executive Officer of the Company effective March 31, 2025. He has continued to serve as a non-employee member of our Board since that date. Amounts shown in this table reflect only compensation earned by Dr. Cautreels for his service as a non-employee director. Compensation earned by Dr. Cautreels as Chief Executive Officer during January through March 2025 is reported in the Summary Compensation Table above.

(5)
Dr. Leaman was appointed as a non-employee director on October 1, 2025.

In June 2013, our Board approved a non-employee director compensation policy, which became effective for all non-employee directors in July 2013 and has been amended from time to time since the adoption of such policy. In September 2024, our Board revised its non-employee director compensation policy to change the equity award value members of our Board would receive, based on a benchmarking study comparing our director compensation to a group of comparable peer companies; cash stipend amounts remain unchanged. Under the new policy, each non-employee director is entitled to receive an annual equity award with a grant date value of $28,400 for the applicable fiscal year, which is to be awarded at the first Board meeting after the Company’s annual meeting of stockholders for that year; provided, however, that for the first Board meeting following the Company’s 2024 Annual Meeting, each non-employee director received stock options with a grant date value of $59,000 (options to purchase 15,780 shares of Company common stock). Additionally, pursuant to the new policy, each new non-employee director receives an option with a grant date value of $59,000 on the date service commences.
In accordance with this policy, each non-employee director is entitled to receive an annual base retainer of $45,000. In addition to the equity compensation discussed above, our non-employee directors are entitled to receive the following cash compensation for board services, as applicable:
•
the chair of our Board, when the chair is not an employee, receives an additional annual retainer of $30,000;

•
each member of our Audit, Compensation and Nominating and Corporate Governance Committees received an additional retainer of $7,500, $5,000 and $4,000, respectively; and

•
each chairperson of our Audit, Compensation and Nominating and Corporate Governance Committees received an additional annual retainer of $15,000, $10,000 and $8,000, respectively, in addition to the retainer received for service as a member of such committee.

Notwithstanding the foregoing, on April 15, 2025, in connection with Mr. Stover’s appointment as Chairman, our Board approved the payment of an aggregate of $120,000 in cash to Mr. Stover for services to be rendered by Mr. Stover as Chairman of the Board during the period commencing April 15, 2025 through December 31, 2025, after which the Chairman retainer is expected to revert back to the typical annual retainer of $30,000.
All amounts are paid in quarterly installments. To the extent that an individual serves as a non-employee director for less than a full year, he or she shall be entitled to receive a pro-rata portion of the above amounts based on the percentage of the year for which he or she serves in such role.
All of our directors are eligible to receive additional discretionary awards under the 2021 Plan, subject to the annual limit set forth in the 2021 Plan.
We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board.
Board Composition and Independence
Our Board currently consists of seven members. Our Board has undertaken a review of the independence of our directors and has determined that all directors, except Werner Cautreels, Iain Dukes, and Nikolay Savchuk, are independent within the meaning of Section 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Charter provides that our Board will consist of not less than three nor more than eleven directors, as such number may be fixed by our Board from time to time. Each director shall be elected to the Board to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to earlier death, resignation or removal.
Board Leadership Structure and Role in Risk Oversight
Our Board recognizes the time, effort and energy that our Chief Executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as Chairman of our Board, particularly as the Company continues to undergo changes to its business and management team and as the Board’s oversight responsibilities continue to grow. We believe that, at present, separating these positions allows our Chief Executive officer to focus on our day-to-day business, while allowing our Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.
While our Bylaws do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including but not limited to risks relating to limited cash resources, economic uncertainty, volatility of the capital markets, need to raise additional funds, product candidate development, technological uncertainty, dependence on collaborative partners and other third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, regulatory uncertainty, having no commercial manufacturing experience, marketing or sales capability or experience and dependence on key personnel. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board periodically consults with management regarding the Company’s risks.
Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board, but the full Board has retained responsibility for general oversight of risks.
Board Committees
Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current members of our Audit Committee are M. Teresa Shoemaker, Trafford Clarke, Jack E. Stover and John Leaman, with Jack E. Stover serving as chairperson. The current members of our Compensation Committee are M. Teresa Shoemaker, Trafford Clarke and Jack E. Stover, with M. Teresa Shoemaker serving as chairperson. The current members of our Nominating and Corporate Governance committee are M. Teresa Shoemaker, Trafford Clarke and Jack E. Stover, with Trafford Clarke serving as chairperson.
Our Board has determined that each of Jack E. Stover, John Leaman, Trafford Clarke and M. Teresa Shoemaker meet the additional test for independence for audit committee members imposed by SEC regulations and Section 5605(c)(2)(A) of the NASDAQ Stock Market listing rules and that Jack E. Stover, John Leaman, Trafford Clarke and M. Teresa Shoemaker meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2)(A) of the NASDAQ Stock Market listing rules.
Audit Committee
The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. Our Audit Committee held 8 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the committee during fiscal year 2025. The functions of our Audit Committee include, among other things:
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engaging the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

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reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

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reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

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reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

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periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

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in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

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periodically reviewing potential conflicts of interest under and violations of our code of conduct and overseeing the administration of the Company’s code of conduct;

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periodically reviewing financial and accounting personnel succession planning within the Company;

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establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

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providing oversight for all matters related to the security of and risks related to information technology systems and procedures;

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reviewing and approving related-party transactions; and

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reviewing and evaluating, at least annually, our Audit Committee’s charter.

With respect to reviewing and approving related-party transactions, our Audit Committee reviews related- party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to our Audit Committee or the full Board any potential conflict of interest, or personal interest in a transaction that our Board is considering.
Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.
The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an Audit Committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the NASDAQ Stock Market listing rules. Our Board has determined that Jack E. Stover qualifies as an audit committee financial expert.
Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.
The Board has adopted a charter for the Audit Committee, which is available in the corporate governance section of our website at https://www.trawspharma.com/corporate-governance.
Compensation Committee
The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. Our Compensation Committee held 10 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the committee during fiscal year 2025. The functions of our Compensation Committee include, among other things:
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designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

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reviewing and formulating policy and determining the compensation of our Chief Executive Officer, other executive officers and employees;

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reviewing and recommending to our Board the compensation of our non-employee directors;

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reviewing and evaluating our compensation risk policies and procedures;

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administering our equity incentive plans and granting equity awards to our employees and consultants;

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administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

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if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

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engaging compensation consultants or other advisors it deems appropriate to assist with its duties and evaluating whether any consultants retained have any conflicts of interest; and

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reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Board has adopted a charter for the Compensation Committee, which is available in the corporate governance section of our website at https://www.trawspharma.com/corporate-governance.
The Compensation Committee has utilized Radford (“Radford”), an Aon Hewitt company, as its executive compensation consultant. Radford reports directly to the Compensation Committee. The Compensation Committee may replace Radford or hire additional consultants at any time. Upon request by the Compensation Committee or its chair, a representative of Radford attends meetings of the Compensation Committee and is available to discuss compensation issues in between meetings.
In connection with its work for the Compensation Committee, Radford has provided various executive compensation services to the Compensation Committee pursuant to a written consulting agreement. Generally, these services included advising the Compensation Committee on the principal aspects of our executive and non-employee director compensation programs and evolving industry practices and providing market information and analysis regarding the competitiveness of our programs design and our award values in relation to performance.
The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement. We assessed the independence of Radford pursuant to SEC rules and determined that no known conflict of interest existed that would prevent Radford from serving as an independent consultant to the Compensation Committee.
The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.
Nominating and Corporate Governance Committee
The primary purpose of our Nominating and Corporate Governance Committee is to assist our Board in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our Nominating and Corporate Governance Committee held 2 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the committee during fiscal 2025. The functions of our Nominating and Corporate Governance Committee include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board;

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determining the minimum qualifications for service on our Board;

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developing and recommending to our Board an annual self-evaluation process for our Board and overseeing the annual self-evaluation process;

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developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board any changes to such principles; and

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periodically reviewing and evaluating our Nominating and Corporate Governance Committee’s charter.

The Board has adopted a charter for the Nominating and Corporate Governance Committee, which is available in the corporate governance section of our website at https://www.trawspharma.com/corporate- governance.
Code of Conduct for Employees, Executive Officers and Directors
We have adopted a code of conduct (the “Code”) applicable to all of our employees, executive officers and directors. If we make any substantive amendments to, or grant any waivers from, the Code for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K. The Code is available in the corporate governance section of our website at https:// www.trawspharma.com/corporate-governance. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement
The Audit Committee of our Board is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees and other individuals associated with us, as well as by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Anti-Hedging Policy
Our Insider Trading Policy prohibits our directors, officers and employees, and any entities they control, from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Meetings of the Board of Directors
The Board held 4 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the Board during fiscal 2025. During fiscal 2025, each director attended at least 75 percent of the aggregate of the total number of meetings of the Board and the committees on which such director served.
Directors are encouraged, but not required, to attend our annual meetings of stockholders. All of our directors attended the 2025 Annual Meeting of Stockholders.
Director Nomination Process
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.
In determining whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating and Corporate Governance Committee considers the value of diversity when recommending candidates. The committee views diversity broadly to include diversity of experience, skills and viewpoint. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates. The Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.
Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Section 2.2(A) of our Bylaws and with the rules and regulations of the SEC. Under our Bylaws, only persons nominated in accordance with the procedures set forth in the Bylaws will be eligible to be elected to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In addition, the stockholder must have given timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to the Secretary at our principal executive offices not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders (provided, however, that in the event that the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, notice by the stockholder must be delivered no earlier than the 120th day prior to the annual meeting and no later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us).
Your notice must set forth (i) the name, age, business address and, if known, residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of stock of the Company directly or indirectly, owned beneficially or of record by the nominee, (iv) a description of all arrangements or understandings between you and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by you, and (v) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Nominations for director must be accompanied by the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Stockholder Communications with the Board
You can contact our Board to provide comments, to report concerns, or to ask a question, at the following address.
Chief Executive Officer
Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.
Communications are distributed to our Board, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication.
Vote Required
Directors will be elected by the plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of affirmative (“For”) votes (among votes properly cast virtually or by proxy, and entitled to vote on the subject matter thereof) will be elected as directors. Broker non-votes (if any) and “withhold” votes will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2
APPROVAL OF AN AMENMDENT OF THE 2021 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY 2,000,000 AND MAKE CERTAIN OTHER ADMINISTRATIVE CHANGES
The Board is asking stockholders to approve the First Amendment to the Traws Pharma, Inc. 2021 Incentive Compensation Plan (the “Amendment”).
On October 7, 2025, acting on the recommendation of our Compensation Committee (the “Compensation Committee”), the Board unanimously approved the amended and restated Traws Pharma, Inc. 2021 Incentive Compensation Plan (the “Plan”), which became effective upon stockholder approval on November 31, 2025. The Plan is the third amendment and restatement of the 2021 Plan, which was originally effective as of July 30, 2021 and subsequently amended and restated on July 21, 2022 and October 10, 2024, in each case upon the approval of the Company’s stockholders. The Plan is the vehicle that allows the Company to continue its compensation program that is intended to attract, motivate and retain experienced, highly-qualified directors, employees, consultants and advisors of the Company who will contribute to the Company’s success, and will align the interests of the directors, employees, consultants and advisors of the Company with those of its stockholders through the ability to grant a variety of stock-based awards.
On May 13, 2026 (the “Board Approval Date”), the Compensation Committee and Board adopted, subject to stockholder approval, the Amendment. If approved by the stockholders, the Amendment will: (i) increase the number of shares of common stock reserved and available for grant under the Plan by 2,000,000 shares; and (ii) make certain other administrative changes to the Plan including with respect to the Compensation Committee’s authorities under the Plan and allowing the Compensation Committee, in the event a participant’s regular level of time commitment in the performance of his or her services for the Company is reduced, to: (a) make a corresponding reduction in the number of shares or cash amount subject to any portion of such award that is scheduled to vest or become payable after the date of such change in time commitment; and (b) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such award.
If the stockholders approve the Amendment, awards granted under the Plan will be governed by the terms of the Plan as amended by the Amendment.
Reasons for Approval of the Plan Amendment
As of the Board Approval Date, an aggregate of 1,500,000 shares of common stock are currently authorized for issuance under the Plan, approximately 1,499,860 of which were subject to outstanding awards issued under the Plan and only approximately 140 shares remain available for grant under the Plan. The Board and the Compensation Committee believe that attracting and retaining employees, non-employee directors, and consultants and advisors of high quality has been and will continue to be essential to the Company’s growth and success. We believe that adoption of the Amendment will enhance our ability to attract and retain highly qualified officers, directors, employees, and service providers, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. Additionally, the Board and Compensation Committee believe that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The market for quality personnel is competitive, and our Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success, which would be significantly enhanced by our continued ability to grant equity compensation under the Plan.
The Board and Compensation Committee believe that the current number of shares available for grants under the 2021 Plan is not sufficient in light of our compensation structure and strategy. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Equity incentives also are a major part of our non-employee director annual retainer compensation. The Board has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, and consultants and advisors is critical to our success and growth, and would be enhanced by our continued ability to grant awards under the Plan as amended by the Amendment. In addition, the Board believes that our interests and the interests of our stockholders will be advanced if the Company can continue to offer employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their proprietary interests in the Company. The Board believes that adopting the Amendment will ensure that the Company continues to have a sufficient number of shares with which to achieve our compensation strategy and to allow for growth.
If this Proposal No. 2 is approved by our stockholders at the Annual Meeting, subject to adjustments as described in the Plan and the Amendment and summarized below, the number of additional shares of our common stock that may be issued under the Plan with respect to awards made on and after the Amendment is approved by our stockholders will be 2,000,000 shares. In addition, subject to adjustments as described in the Amendment and Plan, shares of our common stock that remained available for awards under the 2021 Plan as of the date that stockholder approval is received (the “Amendment Effective Date”) and any shares of our common stock subject to outstanding awards under the Plan and the Prior Plans (as defined in the Plan), as of the Amendment Effective Date, that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares after the Amendment Effective Date will be available for issuance under the Plan as amended by the Amendment.
If this Proposal No. 2 is not approved by our stockholders at the Annual Meeting, the Amendment will not become effective, the number of shares of common stock authorized for issuance under the Plan will not be increased, and our ability to grant additional awards under the Plan will be extremely limited (and, likely could be exhausted within the next year). If we are unable to incentivize our current officers and directors through equity awards, we may face difficulties retaining them and/or may have to make additional cash payments in lieu of equity awards, which could negatively impact our results of operations.
In determining the number of additional shares to be authorized for issuance under the Amendment, the Board and Compensation Committee considered a number of factors, including the number of shares available under the Plan, recent closing prices of our shares on NASDAQ, our past share usage (burn rate), the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, and the current and future accounting expenses associated with our equity award practices. Based on such considerations, the Board and Compensation Committee determined that the number of shares available for issuance under the Plan should be increased by 2,000,000 shares to allow us to continue our equity compensation structure and strategy.
Our burn rate for the last two years (the “Burn Rate”), which we define as the total number of shares subject to awards granted in a calendar year expressed as a percentage of our diluted weighted average shares outstanding, was 4% for 2025 and 5.1% for 2024, and the average Burn Rate over the last two years was 4.37%. The Board and Compensation Committee believes that the potential dilution from equity issuances to be made under the Plan, as amended by the Amendment, and our historical Burn Rate is reasonable and that approval of the Amendment is in the best interests of our stockholders as it allows us to continue awarding equity incentives, which are an important component of our overall compensation program.
The closing price of our common stock, as reported on the NASDAQ on May 15, 2026, was $1.88 per share. If the Amendment is approved by our stockholders, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the additional shares authorized for issuance pursuant to the Amendment.
Summary of the Plan
The material terms of the Plan, as amended by the proposed Amendment, are summarized below. A copy of the full text of the Amendment is attached to this Proxy Statement as Appendix A. This summary of the Plan and proposed Amendment is not intended to be a complete description of the Plan, as amended by the proposed Amendment, and is qualified in its entirety by the actual text of the Plan and proposed Amendment to which reference is made.

Purpose and Types of Awards
The purpose of the Plan is to attract and retain employees, non-employee directors and consultants, and advisors. The Plan provides for the issuance of incentive stock options, non-qualified stock options, stock awards, stock units, stock appreciation rights and other stock-based awards. The Plan is intended to provide an incentive to participants to contribute to our economic success by aligning the economic interests of participants with those of our stockholders.
Administration
The Plan will be administered by our Compensation Committee, and our Compensation Committee will determine all of the terms and conditions applicable to awards under the Plan including, without limitation, to interpret the terms of, and determine any matter arising pursuant to, the Plan or any award agreement and correct any defects and reconcile any inconsistencies in the Plan or any award agreement. Our Compensation Committee will also determine who will receive awards under the Plan and the number of shares of common stock that will be subject to awards. Our Compensation Committee may delegate authority under the Plan to one or more subcommittees as it deems appropriate. Our Compensation Committee will consist of “non-employee directors” as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which our common stock is at the time primarily traded. Subject to compliance with applicable law and the applicable stock exchange rules, our Board, in its discretion, may perform any action of our Compensation Committee under the Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the Compensation Committee (or our Board or a subcommittee, as applicable) may delegate all or part of its authority to our Chief Executive Officer, as it deems appropriate, with respect to awards to employees or consultants or advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our Compensation Committee, our Board, any subcommittee or the Chief Executive Officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the Plan.
Shares Subject to the Plan
Subject to adjustment described below, assuming we received shareholder approval of the Amendment the maximum aggregate number of shares of common stock that may be issued or transferred under the Plan, as amended by the Amendment, with respect to awards made on and after the Amendment Effective Date is 3,500,000 shares. In addition, subject to adjustments as described below, any shares of common stock that remained available for awards under the Plan as of the Amendment Effective Date and any shares of common stock subject to outstanding awards granted under the Prior Plans (as defined in the Plan) that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares after the Amendment Effective Date will be available for issuance under the Plan.
If any options or stock appreciation rights, including outstanding options granted under the Plan pr the Prior Plans, terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units or other stock-based award, including stock units granted under the Plan, are forfeited, terminated, or otherwise not paid in full, the shares of our common stock subject to such awards will again be available for purposes of the Plan. Shares of our common stock that are surrendered in payment of the exercise price of an option (including an option granted under the Plan or granted under Prior Plans that is exercised on or after the Amendment Effective Date or a stock appreciation right will not be available for issuance under the Plan. Shares of our common stock that are withheld in satisfaction of the withholding taxes, or surrendered for the payment of taxes, incurred in connection with the issuance, vesting or exercise of any award, or the issuance of our common stock (including an option or stock unit award granted under the Plan or an option granted under the Prior Plans) will not be available for issuance under the Plan. When stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the Plan regardless of the number of shares issued upon exercise of the stock appreciation rights. If we repurchase shares of our common stock on the open market with the proceeds from the exercise price we receive from options (including options granted under the Plan and the Prior Plans), the repurchased shares will not be available for issuance under the Plan. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. In addition, shares of our common stock issued under awards made pursuant to assumption, substitution, or exchange of previously granted awards of a company that we acquire will not reduce the number of shares of our common stock available under the Plan. Available shares under a stockholder approved plan of an acquired company may be used for awards under the Plan and will not reduce the share reserve, subject to compliance with the applicable stock exchange requirements and the Code.
The maximum aggregate grant date value of shares of common stock subject to awards made to any non- employee member of our Board during any calendar year for services rendered as a non-employee director, including any cash fees earned for services rendered as a non-employee director during the calendar year, will not exceed $300,000 in total value. In determining the foregoing dollar limit in this paragraph, the value of awards will be calculated based on the grant date fair value of the awards for financial reporting purposes. For the avoidance of doubt, any compensation that is deferred shall be counted toward the non-employee director limit during the year in which it is first earned and not when paid.
Adjustments
In connection with stock splits (reverse stock splits), stock dividends, recapitalizations, and certain other events affecting our common stock, the committee will make adjustments as it deems appropriate in the maximum number of shares of common stock reserved for issuance as awards or for which individuals may receive awards in any year; the number and kind of shares covered by outstanding awards; the kind of shares that may be issued or transferred under the Plan; the price per share or market value of any outstanding awards; the exercise price of options; the base amount of stock appreciation rights; and the performance goals or other terms; and conditions as the committee deems appropriate.
Eligibility
All of our employees are eligible to receive awards under the Plan. In addition, our non- employee directors and consultants or advisors who perform services for us may receive awards under the Plan. Incentive stock options may be granted only to our employees.
As of May 13, 2026, approximately 7 employees and 5 non-employee directors would be eligible to participate in the Plan. The committee, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards and to correct any defects and reconcile any inconsistencies in the Plan or any award agreement. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future. Because our executives and non-employee directors are eligible to receive awards under the Plan, they may be deemed to have a personal interest in the approval of this Proposal No. 2.
Vesting
The committee determines the vesting and exercisability terms of awards granted under the Plan. Awards granted under the Plan shall include regular vesting schedules that provide that no portion of an award will vest earlier than one year from the date of grant. However, up to 5% of the shares reserved under the Plan as of the effective date of the Plan (subject to adjustment as set forth in the Plan) may be granted without regard to this minimum vesting requirement. Except in connection with a change in control (in which case, awards will be treated as described below), the committee may accelerate vesting of any award in its discretion. Dividends and dividend equivalents granted in connection with any awards made under the Plan will vest and be paid only if and to the extent the underlying awards vest and are paid.
At the committee’s discretion, performance objectives for awards may be based on the attainment of specified levels of one or more performance goals established by the committee. If the committee so determines, the vesting of any such award subject to performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives may include: specified levels of or increases in, a division’s or a subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.
In the event that a Participant’s regular level of time commitment in the performance of his or her services for the Company or any subsidiary or affiliate is reduced (for example, and without limitation, if the participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee or to a contractor) after the date of grant of any award to the participant, the Compensation Committee may determine, to the extent permitted by applicable law, to: (i) make a corresponding reduction in the number of shares of common stock or cash amount subject to any portion of such award that is scheduled to vest or become payable after the date of such change in time commitment; and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such award. In the event of any such reduction, the participant will have no right with respect to any portion of the award that is so reduced or extended.
Options
Under the Plan, the committee will determine the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to our employees. Anyone eligible to participate in the Plan may receive a grant of non-qualified stock options. The exercise price of an option granted under the Plan cannot be less than the fair market value of a share of our common stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the Plan, as amended by the Amendment, pursuant to incentive stock options under Section 422 of the Code granted on and after the effective date of the Plan may not exceed 3,500,000 shares of common stock. The fair market value of our common stock is generally equal to the closing price for the common stock on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). If, for any reason, an option (or any portion thereof) does not qualify as an incentive stock option under the Code, then, to the extent of such nonqualification, the option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the Plan as long as such option (or portion thereof) otherwise complies with the Plan’s requirements relating to non-qualified stock options.
The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the committee, the exercise price may be paid by the surrender of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the committee approves.

The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Except as provided in the award agreement, an option may only be exercised while a participant is employed by or providing service to us. The committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock Appreciation Rights
Under the Plan, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right at the time the stock appreciation right is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant.
If a stock appreciation right is granted in tandem with an option, the number of stock appreciation rights that are exercisable during a specified period will not exceed the number of shares of our common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related stock appreciation rights will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, to the extent of an equal number of shares of our common stock. Generally, stock appreciation rights may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both.
The term of a stock appreciation right cannot exceed ten years from the date of grant. In the event that on the last day of the term of a stock appreciation right, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the stock appreciation right will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Stock Awards
Under the Plan, the committee may grant stock awards. A stock award is an award of our common stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the committee may determine. Except to the extent restricted under the award agreement relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares; provided, however, that dividends with respect to stock awards shall vest and be paid if and to the extent that the underlying stock award vests and is paid. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Stock Units
Under the Plan, the committee may grant restricted stock units to anyone eligible to participate in the Plan. Restricted stock units are phantom units that represent shares of our common stock. Restricted stock units become payable on terms and conditions determined by the committee and will be payable in cash or shares of our stock as determined by the committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.

Other Stock-Based Awards
Under the Plan, the committee may grant other types of awards that are based on, measured by, or payable to, anyone eligible to participate in the Plan in shares of our common stock. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of our common stock, or a combination of the two.
Dividend Equivalents
Under the Plan, the committee may grant dividend equivalents in connection with awards of stock units or other stock-based awards made under the Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying an award while the award is outstanding. Dividend equivalents may be paid in cash, in shares of our common stock, or in a combination of the two. The committee will determine the terms and conditions of the dividend equivalent awards, including whether the awards are payable upon the achievement of specific performance goals; provided, however, that dividend equivalents shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid. For the avoidance of doubt, no dividends or dividend equivalents will be granted with respect to options or stock appreciation rights.
Change in Control
If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding awards that are not exercised or paid at the time of the change in control will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace awards with grants that have comparable terms, outstanding options and stock appreciation rights will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents immediately lapse, provided that if the vesting of any such awards is based, in whole or in part, on performance, such awards shall vest based on the greater of (i) actual performance as of the change in control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the change in control. At the committee’s discretion, if a participant incurs an involuntary termination of employment or service on or after a change in control, the participant’s outstanding awards may become vested, in whole or in part, as of the date of termination; provided that if the vesting of any such award is based, in whole or in part, on performance, such awards shall vest only based on the greater of (i) actual performance as of the change in control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.
If there is a change in control and all outstanding awards are not assumed by, or replaced with awards that have comparable terms by, the surviving corporation, the committee may take any of the following action without the consent of any participant:
•
pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units, other stock-based awards or dividend equivalents;

•
require that participants surrender their outstanding options, stock appreciation rights or any other exercisable award, in exchange for a payment by us, in cash or shares of our common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of common stock; provided, however, if the per share fair market value of the common stock does not exceed the per share option exercise price or stock appreciation right base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the option or stock appreciation right; or

•
after giving participants an opportunity to exercise all of their outstanding options and stock appreciation rights, terminate any unexercised options and stock appreciation rights on the date determined by the committee.

In general terms, a change in control under the Plan includes:
•
the acquisition, directly or indirectly, by a person of more than 50% of the combined voting power of our voting securities entitled to vote generally in the election of directors; provided, however, that the following acquisitions of voting securities shall not constitute a change in control: (a) any acquisition by or from us or any of our subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries, (b) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by us, or (c) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity);

•
and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of our then outstanding shares of common stock and the voting securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of our stock and voting securities;

•
the consummation of the sale or other disposition of all or substantially all of our assets, other than to a wholly-owned subsidiary or to a holding company of which we are a direct or indirect wholly owned subsidiary prior to such transaction;

•
the consummation of a reorganization, merger or consolidation of our company, other than a reorganization, merger or consolidation which would result in our voting securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or

•
by being converted to voting securities of the surviving entity) 65% or more of the voting securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction;

•
the consummation of a plan for our complete liquidation; or

•
the following individuals cease for any reason to constitute a majority of our Board: individuals who, as of the effective date of the Plan, constitute our Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of our directors) whose appointment or election by the Board or nomination for election by our stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the above, in the case of a distribution under the Plan of an amount which is subject to Section 409A of the Code, only an event which constitutes a “change in control event” as defined under Section 409A of the Code shall constitute a “change in control” for purposes of the payment provisions under the Plan.
Deferrals
The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with an award under the Plan. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.
Withholding
All awards under the Plan are subject to applicable U.S. federal (including FICA), state and local, foreign, or other tax withholding requirements. We may require participants or other persons receiving awards or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such award.

The committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock will paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state and local, foreign, or other tax liabilities. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular award.
Transferability
Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under an award during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. The committee may provide in an award agreement that a participant may transfer non-qualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.
Amendment; Termination
Our Board may amend or terminate the Plan at any time, except that our stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Plan.
Stockholder approval is required to amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price of options or stock appreciation rights, respectively, cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is (1) less than the exercise price or base price of the original options or stock appreciation rights or (2) above the current stock price in exchange for cash or other securities. However, such stockholder approval is not required in connection with certain corporate transactions or other actions with respect to our securities, such as a stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock.
Establishment of Sub-Plans
Our Board may, from time to time, establish one or more sub-plans under the Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. Our Board may establish such sub-plans by adopting supplements to the Plan setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the Plan as our Board will deem necessary or desirable. All such supplements will be deemed part of the Plan, but each supplement will only apply to participants within the affected jurisdiction.
Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause either while employed by, or providing services to, us or within the applicable period of time thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other award and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

•
if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The committee may also provide for clawbacks pursuant to a clawback policy, which our Board may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the Plan as of December 31, 2025. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Options.   A participant does not realize ordinary income on the grant of an option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.
Stock Appreciation Rights.   No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.
Restricted Stock, Performance and Restricted Stock Unit Awards.   The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.
Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction
Prior to 2018, Section 162(m) of the Code imposed a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer or any of the company’s three other most highly compensated executive officers (other than the chief financial officer) who are employed as of the end of the year. This limitation did not apply to compensation that meets the tax code requirements for “qualified performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders, including options).
The performance-based compensation exemption and the exemption of the chief financial officer from Section 162(m)’s deduction limit have been repealed, among other changes, effective for taxable years beginning after December 31, 2017, such that awards paid to our covered executive officers (including our chief executive officer) in excess of $1 million will not be deductible in future years, unless it qualifies for transition relief applicable to certain arrangements that were in effect as of November 2, 2017 and are not materially modified thereafter.
While deductibility of executive compensation for federal income tax purposes is among the factors the committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.
New Plan Benefits under the Plan
Future benefits under the Plan, as amended by the Amendment, generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for the approval of the Amendment in accordance with this Proposal No. 2. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE FIRST AMENDMENT TO THE 2021 PLAN

PROPOSAL NO. 3
RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
Our Board, acting upon the recommendation of the Audit Committee, has selected KPMG LLP (“KPMG”) to audit our consolidated financial statements for the fiscal year ending December 31, 2026.
Although stockholder approval of the selection of KPMG is not required by law or our governing documents, our Board and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of KPMG and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, our Audit Committee may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
We do not expect representatives of KPMG to attend the Annual Meeting.
Fees of Independent Registered Public Accounting Firm
We engaged KPMG as the Company’s independent registered public accounting firm on July 16, 2024. Prior to that, including for part of the 2024 fiscal year and all of the 2023 fiscal year, Ernst & Young LLP (“E&Y”) served as the Company’s independent registered public accounting firm. E&Y was dismissed as the Company’s independent registered public accounting firm on July 16, 2024. The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the SEC on July 19, 2024.
The following table summarizes the fees of KPMG (Philadelphia, PA, PCAOB ID: 185) and E&Y (Philadelphia, PA, PCAOB ID: 42), our independent registered public accounting firms for fiscal years 2025 and 2024, billed to us for each of the last two fiscal years.
Fee Category	Fiscal 2025	Fiscal 2024
Audit Fees(1)	$638,135	$720,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total Fees	$638,135	$720,000

(1)
Audit fees include fees for professional services rendered in connection with the audit of our annual financial statements for fiscal years 2025 and 2024 and for reviews of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under “Audit Fees.”

(3)
Tax fees for fiscal year 2025 and fiscal year 2024 include fees for tax advice, tax return preparation assistance and review.

Change in Auditor
As previously reported on our Current Report on Form 8-K filed with the SEC on May 22, 2024, on May 17, 2024, EY notified the Company that it declined to stand for reappointment as the Company’s registered public accounting firm for the audit of the fiscal year ended December 31, 2024. Except as noted in the paragraph immediately below, the reports of EY on the Company’s financial statements for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.
The audit reports of EY on the Company’s financial statements as of and for the years ended December 31, 2023 and 2022 contained an explanatory paragraph which noted that the Company has suffered recurring losses from operations and there was substantial doubt as to the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2023, and 2022, and the subsequent interim period through May 17, 2024, there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to them in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Pre-Approval Policies and Procedures
Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.
All audit services in fiscal year 2025 were pre-approved by our Audit Committee. KPMG did not provide any non-audit services in fiscal year 2025.
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for the approval of the ratification of the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026 in accordance with Proposal No. 3. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal. However, because we believe that this Proposal 3 will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal No. 3.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR”
PROPOSAL NO. 3 TO RATIFY THE SELECTION OF KPMG AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2026

PROPOSAL NO. 4
APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON EXERCISE OF THOSE SERIES B WARRANTS AND SERIES C WARRANTS TO PURCHASE SHARES OF
OUR COMMON STOCK ISSUED TO CERTAIN INVESTORS PURSUANT TO THE
SECURITIES PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ
LISTING RULE 5635(D)
General
We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of the number of shares of our common stock, par value $0.01 per share (“Common Stock”), issued and outstanding, upon exercise of those Series B Warrants and Series C Warrants to purchase shares of our Common Stock issued to certain investors (“Series Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and certain investors, including the Series Investors (together, the “Investors”) on April 15, 2026 (the “Securities Purchase Agreement”).
Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 19.99% of the number of shares of our Common Stock outstanding, at a price per share that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). As a result, unless and until such stockholder approval is obtained, we may not issue more than 19.99% shares of Common Stock outstanding to the Series Investors at a price below the Minimum Price upon exercise of Series B Warrants and Series C Warrants issued pursuant to the Securities Purchase Agreement.
As of May 5, 2026, 5,982,919 Series B Warrants and 17,948,757 Series C Warrants are issued and outstanding.
Securities Purchase Agreement
On April 15, 2026, the Company announced the pricing of an offering (the “Private Placement”) of an aggregate of (i) 5,982,919 shares (the “Purchased Shares”) of the Company’s Common Stock (or, in lieu of Purchased Shares, pre-funded warrants to purchase shares of Common Stock (“Pre-Funded Warrants”)), (ii) Series A warrants to initially purchase up to 5,982,919 shares of Common Stock (the “Series A Warrants”), (iii) Series B warrants to initially purchase up to 5,982,919 shares of Common Stock (the “Series B Warrants”), and (iv) Series C warrants to initially purchase up to 17,948,757 shares of Common Stock (the “Series C Warrants” and together with the Pre-Funded Warrants, the Series A Warrants and the Series B Warrants, the “Warrants”) pursuant to the Securities Purchase Agreement by and between the Company and the Investors. The Purchased Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Securities.” Terms defined in the Purchase Agreement are used as therein defined, unless otherwise defined herein.
The aggregate offering price for the Purchased Shares and the Pre-Funded Warrants sold in the Private Placement was approximately $10,000,000, before placement agent fees and expenses. In addition, if all Series A Warrants, Series B Warrant and Series C Warrants are fully exercised for cash, potential additional gross proceeds to the Company would be approximately $50,000,000. The Company intends to use the proceeds from the Private Placement to advance the Company’s influenza program through a Phase 2a human challenge trial in the United Kingdom.
Purchase Price; Exercise Price
The purchase price per each Purchased Share and accompanying Series A Warrant, Series B Warrant, and Series C Warrant was $1.6730. The purchase price per each Pre-Funded Warrant and accompanying Series A Warrant, Series B Warrant, and Series C Warrant was $1.6630, and each Pre-Funded Warrant has an exercise price of $0.01, subject to adjustment. The exercise price per each Series A Warrant, Series B

Warrant, and Series C Warrant is $1.673, subject to adjustment. The Private Placement was priced “at-the-market” under the rules and regulations of The Nasdaq Stock Market LLC. The Private Placement closed on April 16, 2026.
The Common Stock, Warrants, and shares of Common Stock underlying the Warrants were offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock, Warrants, and shares of Common Stock underlying the Warrants have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.
Exercisability
The Pre-Funded Warrants are exercisable immediately following the date of issuance, and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.
The Series A Warrants are exercisable upon the Company’s notice to the Investors of the Company’s receipt of approval from the Medicines and Healthcare products Regulatory Agency to conduct a human challenge trial in the UK during the period from such notification until 5:00 p.m. (New York City time) on the first date after which all of the following conditions have been satisfied for a 10 consecutive trading day period: (1) the Company shall have honored in accordance with the terms of the warrant all notices of exercise of the warrants delivered by 5:00 p.m. (New York City time) on the last day of such 10 consecutive trading day period, (2) a registration statement shall be effective as to the resale of all shares of Common Stock into which such warrant is exercisable and the related prospectus available for use by the Investors for the resale of all shares of Common Stock into which such warrant is exercisable, (3) the Common Stock shall be listed or quoted for trading on its respective trading market, and (4) there is a sufficient number of authorized shares of Common Stock for issuance of all Securities (collectively, the “Conditions”).
The Series B Warrants are exercisable upon the later of (a) announcement of data from the human challenge trial during the period from such announcement, or (b) Shareholder Approval (as defined in the Series B Warrants) has been received, until 5:00 p.m. (New York City time) on the earlier of (y) the first date after the Conditions have been satisfied for a 10 consecutive trading day period, and (z) the three (3) year anniversary of the initial issuance date of the Series B Warrants.
The Series C Warrants are exercisable after Shareholder Approval (as defined in the Series C Warrants) and may be exercised at any time until and on or prior to 5:00 p.m. (New York City time) on the 3-year anniversary of the initial exercise date of the Series C Warrants. If, after the issuance of the Series C Warrants, the market closing sale price of the shares of Common Stock is reported at or above 200% of the Series C Warrants’ exercise price for an uninterrupted period of 30 trading days, then the Company may, within 1 trading day of the end of such 30-day period, call for cancellation of all or any portion of Series C Warrants for which an exercise notice has not yet been delivered for consideration equal to $.001 per Warrant Share.
Exercise Limitation
A holder may not exercise any Warrants that would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 4.99% (or, at the option of the holder, 9.99%) of the Company’s issued and outstanding Common Stock immediately after exercise. To the extent such limitation restricts the exercise of any of the Series A Warrants, Series B Warrants or Series C Warrants, an Investor may choose, in lieu of receiving shares of Common Stock upon exercise of any such warrant, to receive a pre-funded warrant to purchase an identical number of shares of Common Stock that it would have received upon the exercise of such Series A Warrants, Series B Warrants or Series C Warrants (as applicable) for shares of Common Stock; provided, however that the exercise price shall instead be the exercise price under such Series A Warrants, Series B Warrants or Series C Warrants (as applicable) less $0.01 per share, and the resulting issued pre-funded warrant will have an exercise price of $0.01 per share. Such pre-funded warrant will be in the same form as the Pre-Funded Warrants issued in the Private Placement.

Exercise Price Adjustments; Rights as a Stockholder
The Warrants are subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company’s stockholders. The Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled.
Fundamental Transactions
Additionally, for the Series A Warrants, Series B Warrants, and Series C Warrants, if, (i) the Company effects any merger or consolidation of the Company with or into another person, in which the Company is not the surviving entity or in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another person of all or substantially all of its assets in one or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such person immediately after the transaction) or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the holders of such warrants will be entitled to receive upon exercise of such warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised such warrants immediately prior to such Fundamental Transaction.
The Purchase Agreement contains customary representations and warranties of the Company, customary conditions to closing, and termination provisions. Pursuant to the terms of the Purchase Agreement, for a period from the date of the Purchase Agreement until the earlier of (a) sixty (60) days after the closing date and (b) the business day immediately following the effective date of the registration statement filed pursuant to the Registration Rights Agreement (defined below), subject to certain exceptions, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto. In addition, the Company has agreed to hold a meeting of shareholders for the purpose of obtaining Shareholder Approval (as defined in the Purchase Agreement), and to continue to call a meeting every three months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Series B Warrants and Series C Warrants are no longer outstanding. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other party to the Purchase Agreement, and such representations and warranties should not be relied on by any other person.
Interests of Directors and Executive Officers
Nikolay Savchuk, a director and the Chief Operating Officer of the Company, serves as the sole manager on the board of managers of TPAV, an Investor party to the Securities Purchase Agreement. As such, Dr. Savchuk may be deemed to have an interest in this Proposal No. 4. Dr. Savchuk recused himself from partaking in all votes of the Board (or any committee of the Board) pricing and approving the transactions contemplated by Securities Purchase Agreement. No other director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal No. 4 that is not shared by our stockholders.

Potential Effects of this Proposal
In the event that our stockholders approve this Proposal No. 4 at the Annual Meeting, subject to certain beneficial ownership limitations and certain other conditions, the Series Investors will have the right to exercise the Series B Warrants and Series C Warrants we issued to them pursuant to the Securities Purchase Agreement. This would allow us to access up to the full $50,000,000 of additional capital provided for pursuant to the Securities Purchase Agreement. Access to such financing would provide much needed working capital for the purpose of growing our business.
Potential Consequences if this Proposal is Not Approved
In the event that our stockholders do not approve this Proposal No. 4 at the Annual Meeting, our access to capital pursuant to the Securities Purchase Agreement may be limited to the $10,000,000 we have received in connection with the closing of the Private Placement. If we do not obtain approval by our stockholders, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us.
Additionally, in the event that our stockholders do not approve this Proposal No. 4 at the Annual Meeting, we will be required to convene and hold meetings of our stockholders every three months after the Annual Meeting until the requisite stockholder approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur additional costs and expenses in connection with holding these additional stockholder meetings, including legal costs and costs in connection with soliciting proxies, and would divert our management’s attention from the operation of our business, which could materially harm our business.
Vote Required
The affirmative vote of the holders of a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for approval of Proposal No. 4. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4
TO APPROVE OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON EXERCISE
OF THOSE SERIES B WARRANTS AND SERIES C WARRANTS TO PURCHASE SHARES
OF OUR COMMON STOCK ISSUED TO CERTAIN INVESTORS PURSUANT TO THE
SECURITIES PURCHASE AGREEMENT, IN ACCORDANCE WITH NASDAQ
LISTING RULE 5635(D).

PROPOSAL NO. 5
APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT
ADDITIONAL VOTES
Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.
If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.
If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.
Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.
Vote Required
The affirmative vote of the holders of a majority of the votes cast on the matter, and entitled to vote on the subject matter thereof, is required for approval of Proposal No. 5. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

REPORT OF AUDIT COMMITTEE
The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed them with the Company’s management and the Company’s independent registered public accounting firm.
The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
By the Audit Committee of the Board of Directors of Traws Pharma, Inc.
Jack E. Stover, Chairperson
M. Teresa Shoemaker
Trafford Clarke
John Leaman*

*
Mr. Leaman joined the Audit Committee as of October 1, 2025 and was not a member of the Audit Committee when it reviewed and discussed the recommendation referred to above, and, as such, did not participate in, and has not made any independent inquiry, as to the accuracy of the Company’s audited financial statements included in its Annual Report. Mr. Leman approved this Report of the Audit Committee solely based upon the advice and approval of the other Audit Committee members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 1, 2026 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our named executive officers identified under the heading, “2025 Summary Compensation Table,” (c) each of our directors, and (d) all of our executive officers and directors as a group.
The percentage of common stock outstanding is based on 15,150,669 shares of common stock outstanding on May 1, 2026. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to warrants and options that are currently exercisable or exercisable within sixty days of May 1, 2026 to be outstanding and to be beneficially owned by the person holding the warrants and options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by him, her or it, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Entities affiliated with Sirenia Capital Management(1)	1,995,883	9.99%
OrbiMed Advisors LLC(2)	1,876,198	11.86%
Perceptive Advisors LLC(3)	886,887	5.85%
Ally Bridge Medalpha Master Fund L.P.(4)	1,197,918	7.70%
Ikarian Healthcare Master Fund, L.P.(5)	812,524	5.32%
Directors, Director Nominees and Named Executive Officers:
Iain Dukes, D. Phil.(6)	233,983	1.53%
Charles Pauza(7)	35,406	*
Werner Cautreels, Ph.D.(8)	123,348	*
Trafford Clarke, Ph.D.(9)	45,439	*
Nikolay Savchuk, Ph.D.(10)	489,259	3.14%
M. Teresa Shoemaker(11)	44,618	*
Jack E. Stover(12)	58,055	*
John Leaman, MD	—	—
All current executive officers and directors as a group (11 persons)(13)	1,206,102	7.57%

*
Represents a beneficial ownership of less than one percent of our outstanding shares of common stock.

(1)
Based on our records. Includes (i) 1,388,527 shares directly held by SILV Fund Ltd., (ii) 565,792 shares issuable upon exercise of pre-funded warrants issued to Silv Fund Ltd., (iii) 29,531 shares directly held by Manatee Access Fund LP and (iv) 12,033 shares issuable upon exercise of pre-funded warrants issued to Manatee Access Fund LP. SILV Fund, Ltd. and Manatee Access Fund LP are each prohibited from exercising such pre-funded warrants, if, as a result of such exercise, it and its affiliates would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. As a result, the pre-funded warrants described herein are not fully exercisable and the Percent of Shares of Beneficially Owned gives effect to this limitation. Sirenia Capital Management LP serves as the investment manager to SILV Fund, Ltd. and Manatee Access Fund LP and, as a result, maintains voting and investment power with respect to the securities held by each fund. Sirenia Capital Management GP LLC (“Sirenia GP”) is the general partner of Sirenia Capital Management LP. Alex Silverstein is the managing member of Sirenia GP. Each of SILV Fund, Ltd., Manatee Access Fund LP, Sirenia GP and Mr. Silverstein disclaims beneficial ownership over such securities. The address of each entity is 1674 Meridian Avenue, Suite 320 Miami Beach, FL 33139.
(2)
Based a Schedule 13D/A filed by OrbiMed on May 5, 2026 with the SEC. Includes an additional 672,938 shares subject to presently convertible shares of the Company’s Series C Non-Voting Convertible Preferred Stock. These shares are held of record by OrbiMed Private Investments VIII, LP (“OPI VIII”). OrbiMed Capital GP VIII LLC (“GP VIII”), is the general partner of OPI VIII. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP VIII. By virtue of such relationships, OrbiMed Advisors and GP VIII may be deemed to have voting power and investment power over the securities held by OPI VIII and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by OPI VIII. The address of OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(3)
Based on our records and a Schedule 13G/A filed by Perceptive Advisors LLC (“Perceptive Advisors”) with the SEC on November 14, 2026. Perceptive Advisors shares voting and dispositive power over the shares of common stock with Perceptive Life Sciences Master Fund, Ltd and Joseph Edelman. Mr. Edelman serves as the Managing Member of Perceptive Advisors. The address of Perceptive Advisors is 51 Astor Place, 10th Floor, New York, NY 10003.

(4)
Based on our records. Includes (i) 393,118 shares directly held by Ally Bridge Medalpha Master Fund L.P., (ii) 205,841 shares issuable upon exercise of pre-funded warrants issued to Ally Bridge Medalpha Master Fund L.P., exercisable within 60 days of May 1, 2026 subject to certain beneficial ownership limitation terms set forth therein, (iii) 393,118 shares directly held by Ally Bridge Medalpha Long Opportunities Fund L.P., which may be viewed as an affiliate of Ally Bridge Medalpha Master Fund L.P., and (iv) 205,841 shares issuable upon exercise of pre-funded warrants issued to Ally Bridge Medalpha Long Opportunities Fund L.P., exercisable within 60 days of May 1, 2026 subject to certain beneficial ownership limitation terms set forth therein. As affiliates, each of Ally Bridge Medalpha Master Fund L.P. and Ally Bridge Medalpha Long Opportunities Fund L.P. may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition over, the securities owned by each other. This disclosure is not and shall not be construed as an admission that either party is the beneficial owner of any securities of the Company other than the securities actually owned by such entity (if any). The address of both entities is c/o Ally Bridge Group (NY) LLC 430 Park Avenue, 12th Floor New York, NY 10022.

(5)
Includes 134,382 shares of common stock issuable upon exercise of outstanding warrants that are currently exercisable or exercisable or exercisable within sixty days of February 17, 2026. Based on a Schedule 13G/A filed by Ikarian Capital, LLC (“Ikarian”) and Neil Shahrestani on February 17, 2026 with the SEC. Ikarian is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to Ikarian Healthcare Master Fund, L.P. (the “Fund”) and as sub-adviser to the managed accounts, and may be deemed to have beneficial ownership of the securities through the investment discretion it has over the Fund and the managed accounts. Ikarian is ultimately controlled, indirectly, by Mr. Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian. The Fund disclaims beneficial ownership of the shares held by the managed accounts. The managed accounts disclaim beneficial ownership of the shares held by the Fund. The address of Ikarian is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.

(6)
Includes 80,517 shares of common stock, 1,350 RSUs that have vested or are scheduled to vest within sixty days of May 1, 2026, and 152,116 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of May 1, 2026.

(7)
Includes 33,456 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 1, 2026 and 1,950 RSUs that have vested or are scheduled to vest within sixty days of May 1, 2026.

(8)
Includes 96,348 shares of common stock, 23,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 1, 2026 and 4,000 RSUs that have vested or are scheduled to vest within sixty days of May 1, 2026.

(9)
Includes 45,439 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of May 1, 2026.

(10)
Includes 80,517 shares of common stock, 255,276 shares of common stock issuable upon conversion of outstanding shares of Series C Non-Voting Convertible Preferred Stock that are currently convertible, 1,350 RSUs that are scheduled to vest within sixty days of May 1, 2026, and 152,116 shares of common stock issuable upon the exercise options that are currently exercisable or exercisable within sixty days of May 1, 2026. Does not include shares of common stock owned by Viriom, Inc. or TPAV, LLC, for which Mr. Savchuk disclaims beneficial ownership.

(11)
Includes 44,618 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of May 1, 2026.

(12)
Includes 58,055 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of May 1, 2026.

(13)
Includes shares beneficially owned by Victor Moyo, who serves as the Company’s Chief Medical Officer, Oncology, Charles Parker, who serves as the Company’s Chief Financial Officer, and Robert Redfield, M.D., who serves as the Company’s Chief Medical Officer, as well as Iain Dukes, Charles Pauza, Werner Cautreels, Nikolay Savchuk, Trafford Clarke, M. Teresa Shoemaker, Jack E. Stover, and John Leaman.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers, directors and beneficial owners of more than ten percent of our common stock are required to file with the SEC reports of holdings of and transactions in our securities. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in fiscal 2025 in a timely manner, except that (i) Charles Parker, the Company’s Chief Financial Officer, failed to timely file his Form 3; (ii) Nikolay Savchuk, the Company’s Chief Operating Officer and a director of our Board of Directors, and TPAV, LLC, a 10% stockholder of the Company, each inadvertently failed to timely file one transaction on Form 4 relating to transactions in our securities, and (iii) John Leaman, a director of our Board of Directors failed to timely file one transaction on Form 4 relating to transactions in our securities.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
The Audit Committee of our Board is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction that we enter to ensure continued appropriateness. This responsibility is set forth in our audit committee charter. A related party transaction will only be approved if the audit committee determines that the transaction is in the best interests of the Company. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.
After our acquisition of Trawsfynydd on April 1, 2024, the Company had the following related party transactions, all of which have been approved by the Board and the Audit Committee as deemed necessary:
Prior to our acquisition of Trawsfynydd, on January 5, 2022, Trawsfynydd entered into a Master Research and Development Agreement with Viriom, Inc. (“Viriom”), pursuant to which Viriom provided services related to virology to Trawsfynydd prior to the Merger and continues to provide services to the Company. Nikolay Savchuk, Chief Operating Officer of the Company and a member of our Board, serves as President of Viriom and as a member of its board of directors, and Iain Dukes, Chief Executive Officer of the Company and a member of our Board of Directors, served as Chief Executive Officer of Viriom until December 2024. Dr. Savchuk has investment control of Viriom and indirectly holds a significant number of its shares of common stock through AAAn LLC, a limited liability company of which Dr. Savchuk is the managing member and equity holder. Dr. Robert R. Redfield, M.D., our Chief Medical Officer, serves as a strategic advisor and member of Viriom’s board of directors. Additionally, Dr. C. David Pauza Ph.D., our Chief Science Officer, served as the Chief Science Officer of Viriom until April 1, 2024, after which time he resigned from any position with Viriom; and Iain Dukes, Executive Chairman of the Company, served as Chief Executive Officer of Viriom and as a member of its board of directors. On September 9, 2025, the Company and Viriom entered into an Asset Purchase Agreement, pursuant to which the Company purchased certain intellectual property assets related to a pyrrolidine antiviral compound program, including issued patents, pending patent applications and related rights, from Viriom in exchange for $2,350,000 in cash. Effective December 2025, Viriom was sold to an unrelated third party and is no longer a related party to the Company. During the period from January 1, 2025 through December 2025 and the year ended December 31, 2024, the Company incurred R&D expense of $244,000 and $128,000, respectively, in the Company’s consolidated statements of operations related to Viriom’s services. As of December 31, 2025, the Company owed Viriom $15,000, which was included in accounts payable in the Company’s consolidated balance sheets.
Prior to our acquisition of Trawsfynydd, on January 20, 2023, Trawsfynydd entered into a License Agreement (the “Viriom License Agreement”) with Viriom, pursuant to which Trawsfynydd obtained an exclusive, royalty-free, sublicensable, world-wide license to certain Viriom patents, applications, and technical information (collectively, the “Viriom Licensed IP”) to make, have made, use, sell, offer for sale and import several classes of novel compounds related to the treatment and prevention of viral diseases, specifically for use of the Viriom Licensed IP in the development of treatment and methods to prevent viral disease in Canada, China, the European Union, Hong Kong, Japan, the United States and all areas covered by PCT applications for the Viriom Licensed IP. No annual license fees, royalties, or milestone payments are required. Additionally, pursuant to the Viriom License Agreement, Trawsfynydd obtained the right to control prosecution, defense of infringement and enforcement. As a result of the Merger, the rights and obligations of Trawsfynydd under the Viriom License Agreement were transferred to the Company (through its subsidiaries).
Prior to our acquisition of Trawsfynydd, on September 23, 2022, Trawsfynydd entered into a Master Research and Development Agreement with ChemDiv, Inc. (“ChemDiv”). Pursuant to the Master Research and Development Agreement, ChemDiv provided services related to preclinical drug discovery to Trawsfynydd prior to the acquisition and continues to provide services to the Company. Dr. Nikolay Savchuk, Chief Operating Officer of the Company and a member of our Board, is a stockholder of ChemDiv and a member of its board of directors. During the years ended December 31, 2025 and 2024, the Company incurred R&D expense of $2,425,000 and $460,000, respectively, in the Company’s consolidated statements of operations related to ChemDiv’s services. As of December 31, 2025, the Company owed ChemDiv $63,000, which was included in accounts payable in the Company’s consolidated balance sheets.
Prior to our acquisition of Trawsfynydd, on September 1, 2022, Trawsfynydd entered into a Master Research and Development Agreement with Expert Systems, Inc. (“Expert”). Pursuant to the Master Research and Development Agreement, Expert provided drug development and consulting services to Trawsfynydd prior to the acquisition and continued to provide services to the Company. An immediate family member of Dr. Savchuk had a significant ownership interest in Expert. Effective April 1, 2025, Dr. Savchuk’s family member divested his ownership interests in Expert and Expert is no longer a related party. During the period from January 1, 2025 through April 1, 2025, the Company incurred immaterial expenses related to Expert’s services. As of December 31, 2025, the Company did not owe Expert for services provided while Expert was a related party. During the year ended December 31, 2024, $149,000 was expensed as R&D in the Company’s consolidated statements of operations related to Expert’s services.
Pursuant to a Securities Purchase Agreement entered into by the Company and TPAV LLC (“TPAV”) on April 1, 2024 in connection with our acquisition of Trawsfynydd, TPAV purchased 13,489 shares of Company common stock and 1,070.93 shares of Series C Preferred Stock for an aggregate purchase price of $9,499,995. Nikolay Savchuk, the Company’s Chief Operating Officer and a member of our Board, serves as the sole manager on the board of managers of TPAV.
Additionally, pursuant to a Securities Purchase Agreement entered into by and between the Company and various investors on December 29, 2024 (the “December 2024 Purchase Agreement”), TPAV purchased 96,348 Class B Units, consisting of pre-funded warrants to purchase 96,348 shares of Company common stock and Series A Warrants to purchase 96,348 shares of Company common stock for an aggregate purchase price of $491,664.
Werner Cautreels, our former Chief Executive Officer and a member of our Board, also purchased 96,348 Class B Units, consisting of pre-funded warrants to purchase 96,348 shares of Company common stock and Series A Warrants to purchase 96,348 shares of Company common stock for an aggregate purchase price of $491,664 pursuant to the December 2024 Purchase Agreement.
Additionally, pursuant to that certain Securities Purchase Agreement entered into by and between us and certain investors, including TPAV, on April 15, 2026, TPAV purchased 238,806 shares of Company common stock, Series A warrants to initially purchase up to 238,806 shares of Company common stock, Series B warrants to initially purchase up to 238,806 shares of Company common stock, and Series C warrants to initially purchase up to 716,418 shares of Company common stock for an aggregate purchase price of $400,000.05.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
The Compensation Committee of our Board is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our chief executive officer and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.
2025 Summary Compensation Table
The following table sets forth information for the fiscal years ended December 31, 2025 and 2024 concerning compensation of (i) each individual who served as our principal executive officer during 2025, and (ii) the two most highly compensated executive officers other than our principal executive officers during 2025 that were serving as executive officers of the Company as of December 31, 2025. We refer to these executive officers as our “named executive officers” or “NEOs.” The following table shows compensation awarded to or earned by each of our named executive officers for each of the last two or fewer fiscal years during which such individuals were determined to be NEOs.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Iain Dukes, D. Phil.(5) Chief Executive Officer	2025	539,000	237,375	86,077	539,472	—	1,401,924
Werner Cautreels, Ph.D.(6) Former Chief Executive Officer	2025	166,577	—	11,356	118,801	57,163	353,897
	2024	445,769	—	200,000	—	1,813	647,582
Charles Pauza(7) Chief Science Officer	2025	500,000	180,000	43,037	269,696	21,307	1,014,040
Nikolay Savchuk, Ph.D.(8) Chief Operating Officer	2025	350,000	126,000	38,256	220,554	—	734,810

(1)
Represents discretionary annual bonus amounts earned in the year reported herein.

(2)
The amounts shown for 2025 and 2024 represent the aggregate grant date fair value related to the grant of restricted stock units (“RSUs”) to our named executive officers in fiscal 2025 and 2024. Aggregate grant date fair value is calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of RSUs is presented in Note 8 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2025. See the “Outstanding Equity Awards at 2025 Fiscal Year-End” table below for additional details regarding the RSUs that were granted to our named executive officers in fiscal 2025.

(3)
The amounts shown for 2025 and 2024 represent the aggregate grant date fair value related to the grant of non-qualified stock options and/or incentive stock options to our named executive officers in fiscal 2025 and 2024. Aggregate grant date fair value is calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of stock options is presented in Note 8 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2025. See the “Outstanding Equity Awards at 2025 Fiscal Year-End” table below for additional details regarding the non-qualified stock options that were granted to our named executive officers in fiscal 2025.

(4)
For Dr. Cautreels in 2025, also includes $10,000 payable pursuant to the Separation Agreement and Release of All Claims entered into in connection with his retirement, $45,000 for service as a director of the Board of Directors of the Company, and $2,163 payable as “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes. For Mr. Pauza in 2025, this amount includes

$13,570 payable for medical insurance expenses and $7,737 payable for “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes.
(5)
Dr. Dukes has served as a member of our Board of Directors since April 1, 2024, as Executive Chairman of the Company from April 1, 2024 to April 15, 2025, as Interim Chief Executive Officer of the Company from March 31, 2025 to October 1, 2025 and Chief Executive Officer since October 1, 2025. Dr. Dukes’ 2025 salary reflects his compensation as Executive Chairman (January through March 2025 at an annualized rate of $350,000) and as Chief Executive Officer (April through December 2025 at an annualized rate of $610,000). In 2025 Dr. Dukes was awarded nonqualified stock options with an average grant value of $439,474, incentive stock options with a grant value of $99,998 and RSUs with a grant value of $86,077.

(6)
Dr. Cautreels was appointed as Chief Executive Officer of the Company on April 1, 2024 in connection with closing of our acquisition of Trawsfynydd. Subsequent to the end of fiscal 2024, effective March 31, 2025, he retired and resigned from his role as Chief Executive Officer of the Company. He continues to serve as a member of our Board of Directors. In 2025 Dr. Cautreels, while serving as a non-employee director of the Board of Directors of the Company, was awarded nonqualified stock options with an average grant value of $118,081, RSUs with a grant value of $11,357, as well as $45,000 in cash compensation for service as a director.

(7)
Mr. Pauza has served as Chief Science Officer, Virology of the Company since April 1, 2024. In 2025 Mr. Pauza was awarded nonqualified stock options with an average grant value of $169,699, incentive stock options with an average grant value of $99,998 and RSUs with an grant value of $43,037.

(8)
Dr. Savchuk has served as Chief Operating Officer and a director of the Company since April 1, 2024. In 2025 Dr. Savchuk was awarded nonqualified stock options with an average grant value of $120,557, incentive stock options with an average grant value of $99,998 and RSUs with an grant value of $38,256.

Employment Agreements
We have entered into employment agreements with each of our named executive officers, and the compensation of our named executive officers is determined, in large part, by the terms of those employment agreements. A summary of the material terms of each named executive officer’s employment agreement is set forth below.
Iain Dukes, D. Phil.
Dr. Dukes has served as a member of our Board of Directors since April 1, 2024 and as Executive Chairman of the Company from April 1, 2024 to April 15, 2025. Effective March 31, 2025, Dr. Dukes was appointed as Interim Chief Executive Officer of the Company. Effective October 1, 2025, Dr. Dukes was appointed Chief Executive Officer of the Company.
We entered into an employment agreement with Dr. Dukes on April 16, 2025 (the “Dukes Employment Agreement”), effective April 1, 2025. The Dukes Employment Agreement has an initial term of one year, unless terminated sooner by Dr. Dukes or the Company, and the term automatically renews for additional one-year periods, unless either party provides written notice of termination at least 90 days prior to the end of the applicable term. The Company’s failure to renew the agreement does not, by itself, constitute termination without Cause or Good Reason.
The Dukes Employment Agreement provides for an initial base salary at an annualized rate of $610,000, subject to annual review and adjustment by the Compensation Committee or the Board. Subject to the Board’s or Compensation Committee’s sole discretion, Dr. Dukes is eligible to receive a discretionary annual bonus with a target of 50% of his base salary, evaluated on the basis of pre-set annual bonus goals. Any annual bonus may be paid in the form of cash, stock options, shares of Common Stock, or a combination thereof, at the Board’s or Compensation Committee’s discretion.
Dr. Dukes is entitled to participate in any employee benefit plans or programs made generally available to similarly situated employees, including health insurance, a flexible spending account, and 401(k) participation. Dr. Dukes is entitled to four weeks of vacation each year. The Company reimburses Dr. Dukes for all reasonable business expenses incurred in connection with his employment. The Dukes Employment

Agreement contains confidentiality and intellectual property assignment provisions. Dr. Dukes’ position is a full-time position, and Dr. Dukes has agreed to devote his full-time effort, attention, and energies to his duties, subject to pre-approved outside activities set forth in the agreement.
Pursuant to the Dukes Employment Agreement, if Dr. Dukes’ employment is terminated for any reason, including death, disability or for Cause, we are obligated to pay to Dr. Dukes or his spouse or estate, as applicable, the balance of his accrued and unpaid base salary, unreimbursed expenses, and unused accrued vacation time through the termination date.
Additionally, pursuant to the Dukes Employment Agreement, if Dr. Dukes’ employment is terminated by us without “Cause” or by Dr. Dukes for “Good Reason” on or prior to the first anniversary of the effective date (April 1, 2026), other than during the Change in Control Protection Period, Dr. Dukes would be entitled to receive only the accrued amounts described above. If such termination occurs after the first anniversary of the effective date and outside the Change in Control Protection Period, Dr. Dukes would be entitled to receive, for each full month of service rendered after the first anniversary of the effective date (up to a maximum of 12 months), one month of severance payments equal to one-twelfth of the sum of (i) his then-current base salary and (ii) his target bonus, payable in installments during the applicable severance period in accordance with the Company’s usual payroll practices. If such termination occurs during the Change in Control Protection Period (the 12-month period following a Change in Control), Dr. Dukes would be entitled to receive one and one-half times the sum of (i) his then-current base salary and (ii) target bonus, payable in a lump sum.
In addition, for each full month of service rendered after the first anniversary of the effective date (up to a maximum of 12 months), one-twelfth of any outstanding unvested time-based equity awards previously awarded to Dr. Dukes would become fully vested as of the date of termination, and any then-approved, accrued and unpaid annual bonus for the fiscal year ended immediately prior to the termination date would be paid. The Company would also pay Dr. Dukes’ COBRA premiums for a corresponding number of months (up to a maximum of 12 months) following a qualifying termination, or for 18 months following a qualifying termination during the Change in Control Protection Period. As a condition to receive the foregoing severance benefits, Dr. Dukes must deliver to the Company an effective release and waiver of claims and continue to comply with the confidentiality and intellectual property covenants set forth in the Dukes Employment Agreement.
The Dukes Employment Agreement also provides that in the event of a change in ownership or control under Section 280G of the Internal Revenue Code, if any payment to Dr. Dukes would constitute an “excess parachute payment,” the aggregate present value of the payments shall be reduced (but not below zero) to the amount that maximizes Dr. Dukes’ net after-tax benefit, but only if such reduction would provide a greater net after-tax benefit than no reduction.
Werner Cautreels, Ph.D.
We entered into an employment agreement with Dr. Cautreels on April 1, 2024 (the “Cautreels Employment Agreement”) in connection with our acquisition of Trawsfynydd. The Cautreels Employment Agreement had an initial term of one year, unless terminated sooner by Dr. Cautreels or the Company, and the term was to renew for additional one year periods, unless either party provided written notice of termination at least 90 days prior to the end of the applicable term.
The Cautreels Employment Agreement provided for an initial base salary of $610,000, subject to adjustment upon annual review. Subject to the Board of Directors’ or Compensation Committee’s sole discretion, Dr. Cautreels was eligible for an annual bonus, with a target amount equal to 50% of his base salary (i.e., target bonus), based on the performance of Dr. Cautreels and the Company. The annual bonus may be paid in the form of cash, stock options, shares of our common stock, or a combination thereof, at our Board of Directors’ or Compensation Committee’s discretion. Additionally, the Cautreels Employment Agreement provided for the grant of 8,000 RSUs as an inducement for Dr. Cautreels to join the Company, which RSUs will vest as to 25% on the first anniversary of the grant date and the remainder will vest in substantially equal annual installments for three years thereafter, subject to his continued service to the Company. The RSUs were granted as inducement awards under Rule 5635(c)(4) of the Nasdaq Stock Market Listing Rules and were granted outside of the Company’s 2021 Incentive Compensation Plan (as amended, the “2021 Plan”).

Dr. Cautreels was entitled to participate in all of our employee benefit plans and programs that are made generally available from time to time to our executive officers and was entitled to up to four weeks of vacation each year. The Cautreels Employment Agreement contains non-solicitation, non-competition, confidentiality and inventions assignment provisions that, among other things, prevent him from competing with us during the term of his employment and for a specified time thereafter. The Company was also obligated to reimburse Dr. Cautreels for reasonable business expenses, including certain travel and cell phone expenses.
Pursuant to the Cautreels Employment Agreement, if Dr. Cautreels’ employment was terminated for any reason, we were obligated to pay to Dr. Cautreels or his spouse or estate, as applicable, the balance of his accrued and unpaid salary, unreimbursed expenses, and unused accrued vacation time through the termination date.
Additionally, pursuant to the Cautreels Employment Agreement, if Dr. Cautreels’ employment was terminated by us without “cause” or by Dr. Cautreels for “good reason,” other than during the 12-month period following a change in control of the Company, Dr. Cautreels would be entitled to receive the sum of (i) his current base salary and (ii) target bonus, payable in installments over 12 months. If the termination was during the 12-month period following a change in control of the Company, Dr. Cautreels would be entitled to receive one and one-half times the sum of (i) his current base salary and (ii) target bonus, payable in a lump sum. The Company would also be obligated to reimburse Dr. Cautreels for the employer’s portion of his medical insurance costs under COBRA for 12 months if Dr. Cautreels’ termination occurred other than during the 12-month period following a change in control of the Company or for 18 months if Dr. Cautreels’ termination occurs during the 12 month-period following a change in control of the Company. In addition, all of Dr. Cautreels’ outstanding unvested equity awards as of the date of such termination would fully vest as of the date of termination and any accrued, approved and unpaid annual bonus for the year prior to the termination date would be paid. As a condition to receive the forgoing severance benefits, Dr. Cautreels was obligated to deliver to the Company an effective release and waiver of claims and continue to comply with the non-solicitation, non-competition, confidentiality and inventions assignment covenants set forth in the Cautreels Employment Agreement.
Dr. Cautreels retired and resigned from his position as Chief Executive Officer on March 31, 2025. In connection with his retirement, on March 31, 2025, the Company and Dr. Cautreels entered into a Separation Agreement and Release of all Claims, pursuant to which the Company agreed to pay Dr. Cautreels $10,000 (less standard deductions and withholdings), payable in a single lump sum, which amount includes all amounts due and payable to Mr. Cautreels through the termination date. In exchange for such payment, Dr. Cautreels provided the Company with a general release and waiver of claims, and agreed to be bound by certain restrictive covenants, including those relating to non-disparagement and confidentiality.
Additionally, on March 31, 2025, the Company and Dr. Cautreels entered into a Consulting Services Agreement (the “Consulting Agreement”), pursuant to which Dr. Cautreels agreed to provide certain consultancy services to the Company for the period from April 1, 2025 to December 31, 2025, subject to earlier termination or extension pursuant to the Consulting Agreement. Pursuant to the Consulting Agreement, the Company shall pay Dr. Cautreels $10,000 per month as compensation for services to be rendered during the term of the Consulting Agreement.
Charles Pauza
Mr. Pauza has served as Chief Science Officer of the Company since April 1, 2024 on an at-will basis pursuant to an employee offer letter. Mr. Pauza’s 2025 base salary was $500,000. Subject to the Compensation Committee’s sole discretion, Mr. Pauza is eligible for an annual bonus, of up to 40% of his base salary (i.e., target bonus), based on the performance of Mr. Pauza and the Company. Mr. Pauza earned a bonus of $180,000 for fiscal year 2025.
Nikolay Savchuk, Ph.D.
Dr. Savchuk has served as Chief Operating Officer and a director of the Company since April 1, 2024 on an at-will basis pursuant to an employee offer letter. Dr. Savchuk’s 2025 base salary was $350,000. Subject to the Compensation Committee’s sole discretion, Dr. Savchuk is eligible for an annual bonus, of up to

40% of his base salary (i.e., target bonus), based on the performance of Dr. Savchuk and the Company. Dr. Savchuk earned a bonus of $126,000 for fiscal year 2025.
Equity Award Grant Timing
We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have typically granted option awards in the first quarter of the year, to the extent that options are awarded as a component of annual bonuses, shortly after the completion of our annual meeting of shareholders, and as may otherwise be deemed appropriate by our Board or Compensation Committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material nonpublic information, nor have we intentionally timed the release of material nonpublic information based on stock option grant dates.
The date on which an equity award is granted is the date specified in the resolutions of the Board or Compensation Committee, as applicable, authorizing the grant. The grant date must fall on or after the date on which the resolutions are adopted by the Board or Compensation Committee. For stock options, the exercise price is the closing sale price of the Company’s common stock on the grant date, as reported by the Nasdaq Capital Market, or as otherwise required or permitted by the applicable equity plan under which the option is granted. Under our equity plans, the per share exercise price of an option cannot be less than the fair market value of a share of our common stock on the date of grant.
During fiscal year 2025, we did not grant stock options (or similar awards) to any of our named executive officers during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

PAY VERSUS PERFORMANCE
Introduction
The following is a disclosure pursuant to the SEC’s pay versus performance (“PVP”) rules. The PVP rules create a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared to certain performance measures as defined by the SEC.
Summary Compensation Table Versus Compensation Actually Paid
The Summary Compensation Table (“SCT”) discloses a mix of compensation earned during the year, e.g., base salary and annual cash incentive, and the full grant date fair value of equity awards granted during the year. The new CAP definition of pay adjusts compensation reported for a particular year to reflect an annualized value of compensation by removing the values mandated by the SCT for equity awards granted during the year and instead including the value of equity awards vesting during the year and the potential change in value of unvested equity awards granted in prior years. It is important to note that the executive did not actually earn or receive the amount defined as CAP in the applicable year.
Pay Versus Performance Table
The following table summarizes the SCT compensation and CAP for our principal executive officers (“PEOs”) and the average for our non-PEO NEOs for 2023, 2024 and 2025. In accordance with the PVP rules, the table also includes certain prescribed performance related measures.
Fiscal Year	SCT Total for PEO 1 ($)	SCT Total for PEO 2 ($)	Average SCT Total Compensation for Non-PEO NEOs ($)	CAP to PEO 1 ($)	CAP to PEO 2 ($)	Average CAP to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on TSR ($)	GAAP Net Income (Loss) ($)
2025(1)	353,897	1,401,924	874,425	218,333	985,755	669,789	1.77	9,170,000
2024(2)	410,000	647,582	520,592	233,040	518,622	470,327	13.93	(166,523,000)
2023(3)	1,106,747	—	574,694	1,296,543	—	623,539	10.67	(18,948,000)

(1)
The PEO 1 for 2025 is Werner Cautreels, Ph.D., who served as Chief Executive Officer of the Company until March 31, 2025. The PEO 2 for 2025 is Iain Dukes, D. Phil., who served as Interim Chief Executive Officer from March 31, 2025 to October 1, 2025 and as Chief Executive Officer since October 1, 2025. Non-PEO NEOs for 2025 are Charles Pauza and Nikolay Savchuk, Ph.D.

(2)
The PEO 1 for 2024 is Steven M. Fruchtman, M.D., who served as Chief Executive Officer of the Company until April 1, 2024. The PEO 2 for 2024 is Werner Cautreels, Ph.D., who served as Chief Executive Officer of the Company from April 1, 2024 through the year ended December 31, 2024. Non-PEO NEOs for 2024 are Mark P. Guerin and Victor Moyo.

(3)
The PEO 1 for 2023 is Steven M. Fruchtman, M.D.; there was no PEO 2 for 2023. Non-PEO NEOs for 2023 are Mark P. Guerin and Victor Moyo.

The following table provides additional information on how the preliminary 2025 CAP amounts were determined, starting with SCT compensation and applying the required adjustments, as applicable, in accordance with the PVP rules. Prior-year PVP amounts are carried forward from the Company’s previously disclosed pay versus performance table.

Fiscal Year	Covered Executive(s)	SCT Total ($)	Less: Grant-Date Fair Value of Stock and Option Awards Reported in SCT ($)(1)	Add: Year-End / Vest-Date Fair Value of Equity Awards Included for CAP ($)(1)	Add/(Deduct): Change in Fair Value of Prior-Year Awards Included for CAP ($)(2)	CAP ($)
2025	PEO 1 – Werner Cautreels,Ph.D.	353,897	(130,157)	54,253	(59,660)	218,333
2025	PEO 2 – Iain Dukes, D. Phil.	1,401,924	(625,549)	229,515	(20,135)	985,755
2025	Average Non-PEO NEOs	874,425	(285,772)	105,745	(24,610)	669,789

(1)
These amounts represent the fair value as of the indicated fiscal year-end, or the vesting date if earlier, of applicable equity awards, calculated using the methodology used for financial reporting purposes.

(2)
These amounts represent the change in fair value during the indicated fiscal year of applicable equity awards granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year or vested during the indicated fiscal year, calculated in accordance with the methodology used for financial reporting purposes.

Analysis of Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the PVP table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP, as computed in accordance with SEC rules, for a particular year. In accordance with SEC rules, the Company is providing the following narrative disclosure regarding the relationships between the information presented in the PVP table.
Relationship between CAP and TSR
During fiscal 2023, 2024 and 2025, the value of an initial fixed $100 investment based on total shareholder return was $10.67, $13.93 and $1.77, respectively. CAP amounts for the PEOs and average CAP for the non-PEO NEOs did not move in lockstep with TSR over this period. The differences reflect, among other things, the impact of changes in the fair value of equity awards used in calculating CAP and the Company’s CEO transitions during 2024 and 2025.
Relationship between CAP and Net Income (Loss)
During fiscal 2023, 2024 and 2025, the Company reported GAAP net income (loss) of $(18.9) million, $(166.5) million and $9.2 million, respectively. CAP did not correlate directly with GAAP net income (loss) during the period, as CAP is significantly affected by equity award valuation changes and executive transitions, while GAAP net income (loss) is affected by broader operating results and non-cash accounting items.
Stock Option and Other Compensation Plans
We maintain the 2021 Plan for the purpose of attracting key employees, directors and consultants, inducing them to remain with us and encouraging them to increase their efforts to make our business more successful. The 2021 Plan provides for awards of stock options, stock appreciation rights, restricted stock, RSUs and other equity-based awards.
The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year-End
	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Iain Dukes
	152,116(4)	—	1.75	11/1/2033
					2,025(2)	2,288
	—	33,222	3.01	10/12/2035
	—	31,617	3.01	10/12/2035
	—	147,771	2.33	12/12/2035
					36,943	41,476
Werner Cautreels
					6,000(2)	6,780
	—	23,000	1.65	6/19/2035
	—	11,530	3.01	10/12/2035
	—	19,496	2.33	12/12/2035
					4,874	5,508
Charles Pauza
	20,130(3)	—	0.25	12/13/2031
	13,326(3)	—	1.75	11/1/2033
					2,925(2)	3,305
	—	32,406	3.01	10/12/2035
	—	1,054	2.33	12/12/2035
	—	72,832	2.33	12/12/2035
					18,471	20,872
Nikolay Savchuk
	152,116(4)	—	1.75	11/1/2033
					2,025(2)	2,288
	—	22,435	3.01	10/12/2035
	—	13,935	2.33	12/12/2035
	—	51,741	2.33	12/12/2035
					16,419	18,553

(1)
Unless otherwise noted, all unvested option awards vest 100% on the first year anniversary of the grant date.

(2)
These are RSUs issued as inducement grants outside of the Company’s incentive plans in accordance with Nasdaq Listing Rules that vest over four years: 25% on the first anniversary; 25% on the second anniversary; 25% on the third anniversary; and 25% on the further anniversary.

(3)
Options vested in 24 equal monthly installments.

(4)
Options vested 100% on grant date.

Potential Payments Upon Termination of Employment or Change in Control
As discussed under the section of this Proxy Statement entitled “Employment Agreements,” above, we have agreements with our named executive officers pursuant to which they are entitled to receive severance payments upon certain termination events. The information below describes certain compensation that would be available under our existing plans and arrangements if (i) the named executive officer was terminated as of December 31, 2025 or (ii) if a Change in Control, as defined in the applicable employment agreement or plan, occurred on December 31, 2025 and the named executive officer’s employment had been subsequently terminated on the same date.
Acceleration of Equity Awards in connection with a Change in Control
Pursuant to the terms of each named executive officer’s option agreements reflecting options granted under the Company’s 2018 Plan, applicable award agreements reflecting options and RSUs granted under the 2021 Plan and the applicable award agreement reflecting cash-settled stock appreciation rights and cash- settled PSUs, in the event of a “Change in Control” in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) and the awards are assumed by, or replaced with awards with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and the named executive officer’s employment or service is terminated without “Cause” or the named executive officer terminates his employment for “Good Reason” (as such terms are defined in the applicable award agreement), all such awards shall fully vest and, if applicable, become exercisable, upon termination of employment or service. In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the awards with grants that have comparable terms, and named executive officer is employed by, or providing services to, the Company and its subsidiaries on the date of the Change in Control, all awards granted pursuant to such award agreements shall fully vest and, if applicable, become exercisable.
Termination Other than for Cause, Death or Disability; Resignation for Good Reason
The outstanding options, RSUs and stock appreciation rights held by our named executive officers will vest and, if applicable, become exercisable in the event that the named executive officer’s employment or service is terminated without “Cause” or the named executive officer terminates his employment for “Good Reason” (as such terms are defined in the applicable award agreement).
Equity Compensation Plan Information
The following table summarizes the total number of outstanding awards and shares available for other future issuances of options under our equity compensation plans as of December 31, 2025.
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by stockholders	1,479,929(1)	$8.67(2)	827,845(3)
Equity compensation plans not approved by stockholders	386,747(4)	$1.24(2)	—
Total	1,866,676		827,845

(1)
Consists of stock options and RSUs granted under our 2013 Plan, 2018 Plan and the 2021 Plan (collectively, the “Plans”).

(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU awards, which have no exercise price.

(3)
Consists of shares remaining available for issuance under our 2021 Plan as of December 31, 2024.

(4)
Consists of (i) 21,200 shares of common stock underlying outstanding RSUs issued as inducement awards outside of the Plans in April 2024 in accordance with Nasdaq Listing Rules, and (ii) stock options to purchase 365,547 shares of common stock that were assumed by the Company in connection with our acquisition of Trawsfynydd. No additional awards may be granted under the Trawsfynydd Therapeutics, Inc. 2021 Stock Plan, pursuant to which such assumed stock options were initially granted.

OTHER MATTERS
Other Business
As of the date of this Proxy Statement, our Board knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.
Stockholder Proposals for 2027 Annual Meeting of Stockholders
In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before January 29, 2027. The proposal should be addressed to Secretary, Traws Pharma, Inc., 12 Penns Trail, Newtown PA 18940. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Under the Delaware General Corporation Law, there is no mandatory provision providing for shareholder proxy access to include shareholder director nominees in the Company’s proxy materials. Further, our Bylaws do not include specific shareholder proxy access provisions for the inclusion of shareholder nominees. Accordingly, any request for inclusion of shareholder director nominees is at the discretion of the Board and subject to other requirements under Rule 14a-8 under the Exchange Act.
In accordance with Section 2.2 of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2027 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Newtown, PA, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than March 10, 2027 and no later than April 9, 2027 (except that in the event that the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the meeting of stockholders, a stockholder’s notice must be so received no earlier than the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2026 Annual Meeting of Stockholders or (B) the tenth day following the day on which public disclosure of the date of the 2026 Annual Meeting of Stockholders was made). In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b).
The notice should include a brief description of the business desired to be brought before the 2027 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Exchange Act, as if the matter had been proposed, or intended to be proposed, by the Board. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Section 2.2(A)(3)(c) of our Bylaws.
Annual Report
Our 2025 Annual Report on Form 10-K and Amendment No.1 thereto is being made available to our stockholders online with this Proxy Statement. The Annual Report contains our consolidated financial statements and the report thereon of KPMG, independent registered public accounting firm. Stockholders may obtain an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2025 and Amendment No. 1 thereto, as filed with the SEC, without charge, by writing to Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940.

Householding of Annual Meeting Materials
Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, or, if you elect to receive a printed copy of our Proxy Materials, this Proxy Statement, our Annual Report on Form 10-K and Amendment No. 1 thereto may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of our Proxy Materials for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Traws Pharma, Inc., 12 Penns Trail, Newtown PA 18940, or via telephone to our Corporate Secretary at 267-759-3680, we will promptly provide separate copies of our Proxy Materials. Stockholders sharing an address who are receiving multiple copies of the Notice or our Proxy Materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Iain Dukes

Chief Executive Officer
Dated: May 29, 2026
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FOLLOW THE VOTING INSTRUCTIONS INCLUDED IN THE NOTICE OR PROXY CARD, AS APPLICABLE, THAT YOU RECEIVE IN THE MAIL.

Appendix A
TRAWS PHARMA, INC.
FIRST AMENDMENT TO THE 2021 INCENTIVE
COMPENSATION PLAN
(As amended and restated, effective on the Restatement Effective Date)

FIRST AMENDMENT TO THE
TRAWS PHARMA, INC. 2021 INCENTIVE COMPENSATION PLAN
Effective as of November 21, 2025, Traws Pharma, Inc. (f/k/a Onconova Therapeutics, Inc.) (the “Company”) established the Traws Pharma, Inc. 2021 Incentive Compensation Plan (the “Plan”). By adoption of this instrument, the Company now desires to amend the Plan to increase the number of shares of stock reserved and available for grant pursuant to the Plan by an additional 2,000,000 shares and to make certain other changes to the Plan as set forth in this First Amendment.
1.   This First Amendment shall be effective as of the date it is approved by the stockholders at the Company’s 2026 Annual Meeting of Stockholders and shall be void in the absence of such approval.
2.   Section 2(c) of the Plan (Committee Authority) is hereby amended and restated in its entirety to read as follows:
(c)   Committee Authority.   The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Award, subject to the provisions of Section 17 below, (v) decide all other matters that must be determined in connection with an Award, (vi) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan, (vii) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement and correct any defects and reconcile any inconsistencies in the Plan or any Award Agreement, and (viii) deal with any other matters arising under the Plan.
3.   Section 3 of the Plan (Awards) is hereby amended by adding the following new Section to the end thereof to read as follows:
(c)   Change in Status.   In the event that a Participant’s regular level of time commitment in the performance of his or her services for the Company or any subsidiary or affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or to a contractor) after the date of grant of any Award to the Participant, the Committee may determine, to the extent permitted by applicable law, to: (i) make a corresponding reduction in the number of shares of Common Stock or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment; and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
4.   Section 4(a) of the Plan (Shares Authorized) is hereby amended and restated in its entirety to read as follows:
(a)   Shares Authorized.   Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made under the Plan on and after the Restatement Effective Date shall be 3,500,000 shares of Common Stock. In addition, any shares of Common Stock that remained available for Awards under the Plan as of the Restatement Effective Date and any shares of Common Stock subject to outstanding Awards granted under the Plan and awards granted under the Prior Plans as of the Restatement Effective Date that are payable in shares and that terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares, on or after the Restatement Effective Date, subject to adjustment as provided in Section 3(e) below, may be issued with respect to Awards under this Plan. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Restatement Effective Date shall not exceed 3,500,000 shares of Common Stock.

5.   Section 4(d) of the Plan (Individual Non-Employee Director Limit) is hereby amended and restated in its entirety to read as follows:
(i)   Individual Non-Employee Director Limit.   Subject to adjustment as described below in Section 4(e), the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $300,000 in total value. For purposes of the limits set forth in this Section 4(d), the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes. For the avoidance of doubt, any compensation that is deferred shall be counted toward the Non-Employee Director limit during the year in which it is first earned and not when paid.
6.   Section 6 of the Plan (Options) is hereby amended by adding the following new Section to the end thereof to read as follows:
(d)   Designation.   If, for any reason, an Option (or any portion thereof) does not qualify as an Incentive Stock Option under the Code, then, to the extent of such nonqualification, the Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan as long as such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options.
7.   This First Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of this 14th day of May, 2026.
TRAWS PHARMA, INC.
By:
/s/ Charles Parker

Charles Parker, Chief Financial Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYT00667-P54278! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.TRAWS PHARMA, INC.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.1. Election of Directors2. To consider and vote upon an amendment of our 2021 Incentive Compensation Plan, as amended and restated, to increase the number of shares ofcommon stock available for issuance by 2,000,000 and make certain other administrative changes.3. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.5. To approve the adjournment of the Annual Meeting to another place, or later date or dates, if necessary or appropriate, to solicit additional proxies inthe event that we have not received sufficient votes in favor of any of the foregoing proposals.4. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon exercise of those Series B Warrants andSeries C Warrants to purchase shares of our common stock issued to certain investors pursuant to that certain Securities Purchase Agreement enteredinto by and between us and such investors on April 15, 2026.The Board of Directors recommends you vote FOR theelection of all director nominees.The Board of Directors recommends you vote FOR each of Proposals 2, 3, 4 and 5.Nominees:01) Iain Dukes, D. Phil.02) Werner Cautreels, Ph.D.03) Trafford Clarke, Ph.D.04) John Leaman, M.D.05) Nikolay Savchuk, Ph.D.06) M. Teresa Shoemaker07) Jack E. StoverPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.SCAN TOVIEW MATERIALS & VOTE wTRAWS PHARMA, INC.12 PENNS TRAILNEWTOWN, PA 18940VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. Eastern Time on July 7, 2026. Have your proxy card in hand when youaccess the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRAW2026You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. Eastern Time on July 7, 2026. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

T00668-P54278Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to Annual Reportare available at www.proxyvote.com.TRAWS PHARMA, INC.Annual Meeting of StockholdersWednesday, July 8, 2026 9:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Iain Dukes and Charles Parker, or either of them, as proxies, each with the power toappoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of thisballot, all of the shares of common stock of TRAWS PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on Wednesday, July 8, 2026, via a live webcast atwww.virtualshareholdermeeting.com/TRAW2026, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, but this proxy is signed, this proxy will be voted FOR the election of each of the director nominees and FOR Proposals 2, 3, 4 and 5, in the discretion of the proxy with respect to such other business as may properly come before the meeting.Continued and to be signed on reverse side